Exhibit 10.3

EXECUTION VERSION

SMART ABS SERIES 2014-1US TRUST

CURRENCY SWAP AGREEMENT

PERPETUAL TRUSTEE COMPANY LIMITED

ABN 42 000 001 007

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

ABN 11 005 357 522

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

ABN 26 003 435 443

(Multicurrency — Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of

…… 4 March 2014………….

Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”)	Perpetual Trustee Company Limited ABN 42 000 001 007 in its capacity as trustee of the SMART ABS Series 2014-1US Trust (“Party B”)
Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1.	Interpretation

(a)       Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)       Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)       Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.	Obligations

(a)       General Conditions.

(i)      Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)     Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)    Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Copyright © 1992 by International Swap Dealers Association, Inc.

(b)       Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)       Netting. If on any date amounts would otherwise be payable:—

(i)     in the same currency; and

(ii)    in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

(i)     Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1)    promptly notify the other party (“Y”) of such requirement;

(2)    pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)    promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)    if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A)   the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)   the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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(ii)    Liability. If: —

(1)    X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)    X does not so deduct or withhold; and

(3)    a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)       Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a)       Basic Representations.

(i)     Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)    Powers.  It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)   No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)   Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)    Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b)       Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)       Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)       Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)       Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)       Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.	Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a)       Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule or any Confirmation; and

(iii)    upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)       Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)       Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)       Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)       Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.	Events of Default and Termination Events

(a)       Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i)     Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)    Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)   Credit Support Default.

(1)    Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)    the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)    the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)    Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)    Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)    Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)  Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: —

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)  Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: —

(1)  the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)  the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)       Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i)     Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —

(1)    to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)    to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii)    Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)   Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)   Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v)    Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)       Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.	Early Termination

(a)       Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)       Right to Terminate Following Termination Event.

(i)     Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)    Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)   Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)    Right to Terminate. If: —

(1)    a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)    an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)       Effect of Designation.

(i)    If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)   Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)       Calculations.

(i)    Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)    Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)       Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)    Events of Default. If the Early Termination Date results from an Event of Default: —

(1)    First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)    First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3)    Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

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Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4)    Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)    Termination Events.  If the Early Termination Date results from a Termination Event: —

(1)    One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)    Two Affected Parties. If there are two Affected Parties: —

(A)  if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)  if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)    Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv)    Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

10	ISDA® 1992

7.	Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —

(a)       a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)       a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.	Contractual Currency

(a)       Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)       Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)       Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)       Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

11	ISDA® 1992

9.	Miscellaneous

(a)       Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)       Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)       Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)       Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)       Counterparts and Confirmations.

(i)  This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)       No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)       Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.	Offices; Multibranch Parties

(a)       If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)       Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)       If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.	Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

12	ISDA® 1992

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.	Notices

(a)      Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i)    if in writing and delivered in person or by courier, on the date it is delivered;

(ii)   if sent by telex, on the date the recipient’s answerback is received;

(iii)   if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv)  if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)   if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.	Governing Law and Jurisdiction

(a)      Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)      Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i)    submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)   waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)      Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

13	ISDA® 1992

reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)      Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.	Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a)     in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)     in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)     in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)     in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

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“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

15	ISDA® 1992

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —

(a)     the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)     such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

16	ISDA® 1992

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

17	ISDA® 1992

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Australia and New Zealand Banking Group Limited ABN 11 005 357 522		Perpetual Trustee Company Limited ABN 42 000 001 007

By:	/s/ David Yun	By:	/s/ Hagbarth Strom	/s/ Noora Pahkala

Name:	David Yun	Name:	Hagbarth Strom	Noora Pahkala
Title:	Documentation Head Institutional Legal Group	Title:	Manager	Manager

Date:	4/3/2014	Date:	04/03/14

Macquarie Securities Management Pty Limited ABN 26 003 435 443

By:	/s/ Kevin Lee	/s/ Robert McRobbie

Name:	Kevin Lee	Robert McRobbie

Title:	Division Director	Division Director Legal Risk Management

Date:

(Signed in Sydney, POA Ref: # 42

dated 8th July 2013)

18	ISDA® 1992

SCHEDULE

to the

ISDA MASTER AGREEMENT

dated as of 4 March 2014 between

Macquarie Securities Management Pty Limited

ABN 26 003 435 443

(“Manager”)

and

Australia and New Zealand Banking Group Limited

ABN 11 005 357 522

(“Party A”)

and

Perpetual Trustee Company Limited

ABN 42 000 001 007

as trustee of the SMART ABS Series 2014-1US Trust

(“Party B”)

Part 1.	Termination Provisions.

In this Agreement:

(a)	“Specified Entity” does not apply in relation to Party A or Party B.

(b)	The definition of “Specified Transaction” is not applicable.

(c)	(i)	The following provisions of Section 5 will not apply to Party A:

Section 5(a)(v)

Section 5(a)(vi)

Section 5(b)(iii)

Section 5(b)(iv)

(ii)	The following provisions of Section 5 will not apply to Party B:

Section 5(a)(ii)

Section 5(a)(iii), except that Section 5(a)(iii)(1) will apply in respect of Party B’s obligations under paragraph 2(b) of each Credit Support Annex as though each Credit Support Annex is a Credit Support Document.

Section 5(a)(iv)

Section 5(a)(v)

Section 5(a)(vi)

Section 5(a)(vii)

Section 5(a)(viii)

Section 5(b)(iii)

Section 5(b)(iv)

(d)	The “Automatic Early Termination” provisions in Section 6(a) will not apply to Party A or Party B.

(e)	Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:

(i)	Market Quotation will apply; and

(ii)	the Second Method will apply.

(f)	“Termination Currency” means, unless otherwise specified in the Confirmation in relation to the Transaction, US Dollars. However, if an amount in respect of an Early Termination Date is payable by Party B (the “Party B Termination Amount”) pursuant to Section 6(e), Party B will pay that amount (together with interest calculated in accordance with Section 6(d)(ii)) in Australian dollars. For this purpose, the Party B Termination Amount will be converted into Australian dollars by applying the definition of “Termination Currency Equivalent” in the Agreement as if the amount payable by Party B (in Australian dollars) is the “amount in the Termination Currency”, the “Termination Currency” is Australian dollars, the “Other Currency” is US Dollars and the Party B Termination Amount is an “amount denominated in a currency other than the Termination Currency”.

(g)	“Additional Termination Event” applies. Each of the following constitutes an Additional Termination Event:

(i)	(Downgrade): Each event described as such in Sections 16(c) and 17(e) of this Agreement.

(ii)	(Enforcement): if the Security Trust Deed is enforced pursuant to clause 9 of the Security Trust Deed in relation to a Transaction in relation to a Series Trust. For the purposes of this Additional Termination Event, Party B is the only Affected Party and all Transactions will be Affected Transactions. However, the parties agree that Party B will also have the right to designate an Early Termination Date pursuant to Section 6(b)(iv) in respect of this Additional Termination Event as if Party A were the Affected Party.

Part 2.	Tax Representations

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

(i)	the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

(ii)	the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii)	the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations.

For the purpose of Section 3(f) of this Agreement, each of Party A and Party B makes the following representation:

It is an Australian resident and does not derive payments under this Agreement in part or whole in carrying on a business in a country outside Australia or through a permanent establishment of itself in that country.

Part 3.	Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered in respect of the Series Trust

Party A and Party B	Any document or certificate reasonably required or reasonably requested by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or which would reduce the rate at which deduction or withholding for or on account of Tax is applied to that payment.	As soon as reasonably practicable following a request by a party or as soon as possible after becoming aware of such document.

(b)	Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered in respect of the Series Trust

Party A, Party B and the Manager	A certificate specifying the names, title and specimen signatures of the persons authorised to execute this Agreement and each Confirmation or other communication in writing made pursuant to this Agreement on its behalf or, if this Agreement or any Confirmation is to be executed by way of power of attorney, a copy of that power of attorney.	On the execution of this Agreement and each Confirmation, unless (a) in the case of any certificate, that certificate has already been supplied and remains true and in effect or (b) in the case of any power of attorney, that power of attorney remains valid, and when any such certificate is updated.

Party A, Party B and the Manager	Any certificate or other document that is required to be provided by the relevant party under any Transaction Document, including without limitation any such certificate or other document relating to the financial condition of the Series Trust.	As soon as reasonably practicable following the provision of the relevant certificate or other document under the Transaction Documents

Party A	The Swap Financial Disclosure and, to the extent applicable, cause its independent outside accountants (the “Auditor”) to issue their consent (the	Prior to printing the Preliminary Prospectus, and thereafter, in accordance with

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered in respect of the Series Trust

	“Auditor’s Consent”) to the filing of or the incorporation by reference of such Swap Financial Disclosure in the registration statement of Macquarie Leasing Pty Limited; provided however, that Macquarie Leasing Pty Limited and the Manager shall cooperate with the Auditor in the preparation of the Auditor’s Consent and provide the Auditor with any information it may reasonably request in connection with the Auditor’s Consent.	Part 5(29).

Manager	An electronic copy (which may be in electronic format), executed by each person expressed to be a party thereto, to Party A of the Master Trust Deed, the Series Supplement, the Relevant Note Trust Deed, the Relevant Agency Agreement, each Credit Support Document specified in respect of Party B and (without limiting any obligation Party B may have under the terms of that Credit Support Document to notify Party A of amendments thereto) any document that amends in any way the terms of that Credit Support Document.	Prior to the Effective Date of the first occurring Transaction and in the case of any amending documents entered into subsequent to that date, promptly after each amending document (if any) has been entered into.

Party B and the Manager	A legal opinion as to the validity and enforceability of its obligations under this Agreement and each other Transaction Document in form and substance (and issued by legal counsel) reasonably acceptable to each other party.	Prior to the Effective Date of the first occurring Transaction.

Party B and the Manager	A legal opinion as to taxation matters in connection with each Transaction in form and substance (and issued by legal counsel) reasonably acceptable to each other party	Prior to the Effective Date of the first occurring Transaction.

Party B and the Manager	A copy of each report or notice to Noteholders in connection with the Series Trust	As soon as reasonably practicable following a request by a party or as soon as possible after becoming aware of such document having been issued.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document, all documents delivered under this Part 3(b) are covered by the Section 3(d) representation.

Part 4.	Miscellaneous

(a)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications in relation to Sections 5, 6, 7, 11 or 13 to:

Address:	ANZ Markets Operations
Level 15, 100 Queen Street
Melbourne VIC 3000
AUSTRALIA
Attention:	Manager, Derivative Operations

Telex No.:	AA151018

Answerback:	ANZAT

SWIFT Code	ANZBAU3M

Facsimile No.:	+613 9273 3444

Telephone No.:	+613 8655 3254

Email:	globalconfirmations@anz.com

Address for notices or communications to Party B:

Address:	Perpetual Trustee Company Limited
Level 12, 123 Pitt Street
Sydney NSW 2000
AUSTRALIA

Attention:	Manager, Transaction Management

Facsimile No.:	+ 612 8256 1424

Address for notices or communications to the Manager:

Address:	Macquarie Securities Management Pty Limited
Level 1, 1 Martin Place
Sydney NSW 2000
AUSTRALIA

Attention:	Manager, Securitisation

Facsimile No.:	+612 8232 8344

(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:            Not Applicable.

Party B appoints as its Process Agent:            Not Applicable.

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may enter into a Transaction only through its Melbourne or Sydney Office.

Party B is not a Multibranch Party.

(e)	Calculation Agent.

The Calculation Agent is Party A unless an Event of Default or Termination Event has occurred in relation to which Party A is the Defaulting Party or the sole Affected Party, respectively, in which case the Calculation Agent is the Manager.

(f)	Credit Support Document. Details of any Credit Support Document:

(i)	In relation to Party A: Any Eligible Guarantee.

(ii)	In relation to Party B: the Security Trust Deed and the General Security Deed.

(g)	Credit Support Provider.

(i)	In relation to Party A: The guarantor under any Eligible Guarantee.

(ii)	In relation to Party B: Not Applicable.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

“(i)	submits to the non-exclusive jurisdiction of the courts of the State of New South Wales and courts of appeal from them; and”

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions of the same type (entered into by the Party B as trustee of the same Series Trust).

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) each of Party A, Party B and the Manager is deemed not to have any Affiliates.

Part 5.	Other Provisions

(1)	Payments:

(a)	Insert a new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

“(iv)	The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).”.

(b)	Insert a new paragraph (v) in Section 2(a) immediately after Section 2(a)(iv) as follows:

“(v)	Where payments are due pursuant to Section 2(a)(i) by Party A to Party B (the “Party A Payment”) and by Party B to Party A (the “Party B Payment”) on the same day, then Party A’s obligation to make the Party A Payment will be subject to the condition precedent (which will be an “applicable condition precedent” for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

(1)	the Party B Payment; or

(2)	confirmation from Party B’s bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment.”

(c)	Add the following new sentence to Section 2(b):

“Each new account so designated shall be in the same tax jurisdiction as the original account or if not in the same tax jurisdiction, the relevant party will provide to each other party a legal opinion, in a form satisfactory to those parties, confirming that the jurisdiction of the account so designated shall not give rise to any adverse tax consequences.”.

(d)	Amend Section 2(d) as follows:

(i)	Section 2(d)(i)(4) is deleted in its entirety; and

(ii)	the following words are deleted where they appear in Section 2(d)(ii)(1):

“in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)”,

provided that, notwithstanding the foregoing, Section 2(d)(i)(4) and Section 2(d)(ii) will apply without any amendment with respect to any payment by Party B to Party A of interest on any amount calculated as being due by Party B in respect of any Early Termination Date in respect of the Transaction under Section 6(e) to the extent that payment of such amount is delayed by the operation of Part 5(6)(d).

(2)	Party B’s Payment Instructions: Party B irrevocably authorises and instructs Party A to make payment of:

(a)	The Party A Initial Exchange Amount (as defined in the Confirmation) due from Party A to Party B in respect of the Initial Exchange Date (as defined in the Confirmation) by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

(b)	any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account notified in writing by Party B to Party A for that purpose.

(3)	Party A’s Payment Instructions: Party A irrevocably authorises and instructs Party B to make payment of:

(a)	any amount denominated in A$ due from Party B to the account in Australia notified in writing by Party A to Party B from time to time; and

(b)	any amount denominated in US Dollars due from Party B to the account notified in writing by Party A to Party B from time to time.

Party A shall, on the second Business Day prior to each Distribution Date, confirm to the Principal Paying Agent that it has given the bank through which Party A is to make payment on the Distribution Date irrevocable instructions for such payment to the Principal Paying Agent and Party A shall procure that the bank confirm to the Principal Paying Agent that such payment will be made.

(4)	Representations: In Section 3:

(a)	after “Section 3(f)” in line 2 of Section 3 insert “3(g), 3(h), 3(i), 3(j), 3(k) and 3(l)”;

(b)	insert the following new paragraphs (g), (h), (i), (j), (k) and (l) in Section 3 immediately after Section 3(f):

“(g)	Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)	Non-Reliance. It is acting for its own account (or, in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii)	Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(iii)	Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

(h)	Series Trust. By Party B, in respect of Party B only, in its capacity as trustee of the Series Trust in respect of each Transaction:

(i)	Trust Validly Created. The Series Trust has been validly created and is in existence at the date of this Agreement.

(ii)	Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

(iii)	No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

(iv)	Power. It has power under the Master Trust Deed to enter into this Agreement and the Credit Support Documents in relation to Party B in its capacity as trustee of the Series Trust.

(v)	Good Title. Subject only to the Credit Support Documents in relation to Party B and any Security Interest permitted under the Credit Support Documents in relation to Party B, and to the best of its knowledge without due enquiry, it has not taken any steps to create any Security Interests over the assets of the Series Trust (except for Party B’s right of indemnity out of the Assets of the Series Trust).

(vi)	No breach. To the best of its knowledge, it is not in breach of any material provisions of the Master Trust Deed or the Transaction Documents of the Series Trust.

(vii)	No Restriction. Except as expressly provided in the Transaction Documents for the Series Trust, there is no restriction on its right of recourse or indemnity to or out of the Assets of the Series Trust and nothing has happened which could impair its right of indemnity out of the Assets of the Series Trust.

(viii)	Benefit. Party B’s entry into this Agreement and each Transaction is for the benefit of and is in the interests of the beneficiaries of the Series Trust.

(i)	Non-assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or granted any Security Interest over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under the Credit Support Documents specified in relation to Party B.

(j)	Contracting as principal. Each Transaction is entered into by that party as principal and not otherwise.

(k)	Legal proceedings. By Party A, in respect of Party A only, (i) it is not as at the date of the Preliminary Prospectus or the Final Prospectus (each a “Relevant Date”), and has not been in the twelve months preceding each Relevant Date, involved in any legal or arbitration proceedings that Party A reasonably expects would be likely to have, or that have had, a significant effect on its financial position that in the opinion of Party A require disclosure by it under a disclosure obligation of any securities exchange on which its securities are listed (“Significant Proceedings” and “Relevant Securities Exchange”, respectively) and (ii) nor, so far as Party A is aware as at the Relevant Date, are any Significant Proceedings pending or threatened, except, in the case of each of (i) and (ii), any legal or arbitration proceedings as it may have previously disclosed to Party B.

(l)

Financial Data.  By Party A, in respect of Party A only, each Swap Financial Disclosure provided by Party A under Part 3(b) of the Schedule and the information contained in the first, second, third and fourth paragraphs under the heading “The Currency Swaps and the Fixed Rate Swap—The Currency Swaps—The Currency Swap Provider” in the Preliminary Prospectus and the Final Prospectus:

(i)	are true and accurate in all material respects;

(ii)	do not contain any untrue statement of a material fact; and

(iii)	do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein,

in the light of the circumstances under which they were made, not misleading,

in each case, as of the date of the Preliminary Prospectus, the date of the Final Prospectus or the date such Swap Financial Disclosure is provided, as applicable; provided, however, that for the avoidance of doubt, with respect to any information included in any Swap Financial Disclosure that indicates that such information in any Swap Financial Disclosure is as of an earlier specified date, or any similar earlier date notation or restriction, the representation contained in this Section 3(l) with respect to such information included in any Swap Financial Disclosure shall be as of the earlier specified date of such information in any Swap Financial Disclosure and not as of the date of the Preliminary Prospectus, the date of the Final Prospectus or the date such Swap Financial Disclosure is provided, as applicable; provided further that Party A acknowledges that if Party A subsequently revises, amends or restates any Swap Financial Disclosure previously provided to Party B or the Manager, Party A shall provide such revised, amended or restated Swap Financial Disclosure to Party B and the Manager within four (4) Local Business Days.”.

(5)	Event of Default: In Section 5(a): delete paragraph (i) and replace it with the following:

“(i)	Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied within 10 days of when due.”.

(6)	Termination:

(a)	Termination by Party B: Party B must not (and the Manager must not direct it to) designate an Early Termination Date without the prior written consent of the Relevant Note Trustee.

(b)	Consultation on Early Termination Date: Each party must use reasonable endeavours (which will not require such party to incur a loss or result in a reduction in the amounts that would be payable by one party to another as a consequence of the designation of the Early Termination Date) to consult with the other parties to this Agreement as to the timing of the Early Termination Date prior to the designation of an Early Termination Date, provided that this provision will not affect a party’s right to designate an Early Termination Date under any other provision of this Agreement.

(c)	Transfers to avoid Termination:

Section 6(b)(ii) is amended as follows:

(i)	The following sentences are added at the end of the second paragraph:

“However, if Party A is that other party it must use reasonable efforts to make such a transfer to an Affiliate provided the Rating Agencies have been notified by the Manager or by Party A (with a copy to the Manager) in writing in relation to the Relevant Notes in respect of such a transfer. Party A will not be required to incur a loss, excluding immaterial incidental expenses, in connection with any such transfer.”

(ii)	The third paragraph is deleted and replaced with the following:

“Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

(1)	where the other party is Party A, if Party A’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

(2)	where the other party is Party B, if the Rating Agencies have been notified by the Manager or by Party A (with a copy to the Manager) in writing in respect of such transfer.”

(d)	Termination Payments by Party B: Notwithstanding Section 6(d)(ii), prior to the occurrence of an Event of Default (as defined under the Security Trust Deed) and the enforcement of the Security (as defined in the General Security Deed) under the Security Trust Deed and the General Security Deed, any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable (along with interest on the outstanding amount from that Early Termination Date to the date of payment in accordance with Section 6(d)) on the Distribution Date (as specified in the relevant Confirmation) immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Distribution Date) except to the extent that such amount is fully satisfied from the payment of an upfront premium by the provider in respect of a Replacement Currency Swap in accordance with Part 5(16)(b).

(7)	Set-Off: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(8)	Transfer:

Section 7 of this Agreement is amended as follows:

(i)	Replace “.” at the end of Section 7(b) with “;”.

(ii)	Insert new paragraphs (c), (d) and (e):

“(c)	a party may make such a transfer in accordance with one or more of the Security Trust Deed, the General Security Deed for the Series Trust, the Series Supplement for the Series Trust and the Master Trust Deed;

(d)	subject to giving prior written notification to Party B, if the Moody’s First Trigger Rating Requirements apply, Party A may (at its own cost) transfer all or substantially all its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is a Moody’s Eligible Replacement such that the Transferee contracts with Party B on terms that:

(i)	have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer; and

(ii)	are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B (acting on the direction of the Manager).

In determining whether or not a transfer satisfies the conditions in paragraph (d)(ii), Party B (acting on the direction of the Manager) shall act in a commercially reasonable manner.

If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with paragraph (d), Party B shall, at Party A’s written request and cost, take any reasonable steps required to be taken by it to effect such transfer; and

(e)	subject to giving prior written notification to Party B, if an Initial Fitch Rating Event, a Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred, Party A may (at its own cost) transfer all or substantially all its rights and obligations with respect to this Agreement to any other entity that is a Fitch Eligible Replacement.”.

(9)	Facsimile Transmission: In Section 12:

(a)	replace Section 12(a)(iii) with:

“(iii)	if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;”; and

(b)	insert a new paragraph (vi) in Section 12(a) immediately after Section 12(a)(v) as follows:

“(vi)	if sent by ordinary mail, on the third (or the seventh, if posted by airmail) day after posting.”.

(10)	Definitions

In this Agreement, unless the contrary intention appears:

(a)	Master Trust Deed and Series Supplement: subject to Part 5(10)(h), unless defined in this Agreement words and phrases defined (including by incorporation from, or by reference to, another document) in the Master Trust Deed and the Series Supplement have the same meaning in this Agreement. Subject to Part 5(10)(f), where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed, (on the one hand) and the Series Supplement (on the other hand), the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to the Series Trust (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement);

(b)	Trustee Capacity:

(i)	a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

(ii)	a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in Part 5(10)(b)(i) only.

(c)	Definitions: in Section 14:

(i)	replace the definitions of “Affected Transactions” and “Local Business Day” with the following:

““Affected Transactions” means, with respect to a Termination Event, all Transactions.”

““Local Business Day” has the same meaning as “Business Day”.”; and

(ii)	insert the following new definitions:

“Adverse Rating Effect” means, in respect of the Notes of the Series Trust, an effect which results in downgrading, withdrawal or qualification of the rating of any of those Notes by a Rating Agency (as defined in the Security Trust Deed) in respect of the Series Trust.

“Cash Collateral Account” has the meaning given to it in Section 18 of this Agreement.

“Collateral Account” means each of the Cash Collateral Account and the Securities Collateral Account.

“Commission” means the United States Securities and Exchange Commission.

“Credit Support Annex” means the Fitch Credit Support Annex or the Moody’s Credit Support Annex (as applicable).

“Currency Swap” means a Transaction entered into between Party A, Party B and the Manager on substantially the terms specified in the Confirmation set out in Annexure 1 or Annexure 2 (or as otherwise agreed between Party A, Party B and the Manager).

“Deed of Assumption” means the Deed of Assumption dated 27 February 2007 between Macquarie Securities Management Pty Limited ABN 26 003 435 443 and Perpetual Trustee Company Limited ACN 000 001 007.

“Determination Time” in relation to an Interim Exchange Date, the Final Exchange Date or a Distribution Date means on or about 4.00 pm Sydney time 3 Business Days prior to the relevant Interim Exchange Date, Final Exchange Date or Distribution Date, as applicable.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“Eligible Bank” means an internationally recognised bank whose credit rating assigned:

(a)	by Fitch Ratings is no lower than the Fitch Prescribed Ratings (or such lower rating so that the then current rating of the Notes of the Series Trust is maintained by Fitch Ratings); and

(b)	by Moody’s is “A3” or above.

“Eligible Guarantee” means an unconditional and irrevocable guarantee in respect of all of Party A’s (or, as the case may be, the Eligible Replacement’s) present and future obligations under this Agreement that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where:

(a)	a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody’s and Fitch Ratings;

(b)	such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any tax) will equal the full amount Party B would have received had no such deduction or withholding been required; or

(c)	in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required under Section 2(a)(i) to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means:

(a)	a Fitch Eligible Replacement; or

(b)	a Moody’s Eligible Replacement,

  as applicable.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Act Reports” means all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed by Macquarie Leasing Pty Limited with respect to the Series Trust pursuant to the Exchange Act.

“Final Prospectus” means the Prospectus Supplement dated on or about 5 March 2014 (the “Prospectus Supplement”) together with the Prospectus dated 28 September 2012 (the “Prospectus”).

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Fitch Credit Support Annex” means the credit support annex annexed to this Agreement which is expressed to be the Fitch Credit Support Annex for the purposes of this Agreement.

“Fitch Eligible Replacement” means an entity which holds a credit rating of at least the Fitch Prescribed Ratings during a Fitch Ratings Period.

“Fitch Prescribed Ratings” means, during a Fitch Ratings Period, a short-term credit rating from Fitch Ratings of at least F1 and a long-term credit rating from Fitch Ratings of at least A.

“Fitch Ratings” means Fitch Ratings Australia Pty Limited and its respective successors and assigns.

“Fitch Ratings Period” means any period when any Notes of the Series Trust are outstanding and those Notes are the subject of a rating from Fitch Ratings of AA (long-term) or higher.

“Initial Fitch Rating Event” means Party A (or, if applicable, the highest rated of Party A and any guarantor or co-obligor of Party A) does not have a long-term credit rating from Fitch Ratings higher than A- and a short-term credit rating from Fitch Ratings higher than F2.

“Master Trust Deed” means the Master Trust Deed dated 11 March 2002 between the Manager and Permanent Custodians Limited ACN 001 426 384, the rights and obligations of which were assumed by Perpetual Trustee Company Limited ACN 000 001 007 pursuant to the Deed of Assumption, as amended and supplemented from time to time.

“Moody’s” means Moody’s Investor Services Limited and its respective successors and assigns.

“Moody’s Credit Support Annex” means the credit support annex annexed to this Agreement which is expressed to be the Moody’s Credit Support Annex for the purposes of this Agreement.

“Moody’s Eligible Replacement” means an entity with credit ratings higher than or equal to:

(a)	Moody’s First Trigger Required Ratings in respect of Section 17(a)(iii)(B); or

(b)	Moody’s Second Trigger Required Ratings in respect of Section 17(a)(iii)(A) and Section 17(b)(iii)(A) and (B) of this Agreement.

The “Moody’s First Rating Trigger Requirements” shall apply so long as no Relevant Entity has the Moody’s First Trigger Required Ratings.

An entity shall have the “Moody’s First Trigger Required Ratings” where such entity:

(a)	is the subject of a Moody’s Short-term Rating, if such rating is “Prime-2” and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s; and

(b)	is not the subject of a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

The “Moody’s Second Rating Trigger Requirements” shall apply so long as no Relevant Entity has the Moody’s Second Trigger Required Ratings.

An entity shall have the “Moody’s Second Trigger Required Ratings” where such entity:

(a)	is the subject of a Moody’s Short-term Rating, if such rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “Baa1” or above by Moody’s; and

(b)	is not the subject of a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “Baa1” or above by Moody’s.”

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

“Preliminary Prospectus” means the Preliminary Prospectus Supplement dated on or about 27 February 2014 (the “Preliminary Prospectus Supplement”) together with the Prospectus.

“Rating Notification” means in relation to an event or circumstance means that the Manager has confirmed in writing to Party B that it has notified each Rating Agency in respect of the Series Trust of the event or a circumstance and that the Manager is satisfied that the event or circumstance is unlikely to result in an Adverse Rating Effect.

“Regulation AB” means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1123 as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission or as may be provided by the Commission or its staff from time to time.

“Replacement Currency Swap” has the meaning given to it in Part 5(16).

“Relevant Agency Agreement” has the meaning given to that term in the Confirmation.

“Relevant Entities” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

“Relevant Noteholders” has the meaning given to that term in the Confirmation.

“Relevant Notes” has the meaning given to that term in the Confirmation.

“Relevant Note Trustee” has the meaning given to that term in the Confirmation.

“Relevant Note Trust Deed” has the meaning given to that term in the Confirmation.

“Second Subsequent Fitch Rating Event” means Party A (or, if applicable, the highest rated of Party A and any guarantor or co-obligor of Party A) does not have a long-term credit rating from Fitch Ratings higher than BBB- and a short-term rating from Fitch Ratings higher than F3.

“Securities Collateral Account” has the meaning given to it in Section 18 of this Agreement.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between the Manager, P.T. Limited ABN 67 004 454 666 and Perpetual Trustee Company Limited ACN 000 001 007, as amended and supplemented from time to time.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement relating to the Series Trust dated after the date of this Agreement between, among others, Party B and the Manager.

“Series Trust” means the SMART ABS Series 2014-1US Trust constituted by the Master Trust Deed and the Trust Creation Deed.

“significance percentage” has the meaning given to it in Item 1115 of Regulation AB.

“Subsequent Fitch Rating Event” means Party A (or, if applicable, the highest rated of Party A and any guarantor or co-obligor of Party A) does not have a long-term credit rating from Fitch Ratings higher than BBB+ and a short-term credit rating from Fitch Ratings higher than F2.

“Swap Financial Disclosure” means, the financial information required by Item 1115 (b)(2) or Item 1115(b)(1) of Regulation AB (as indicated by the Manager to Party A) in EDGAR-compatible format (it being understood that Microsoft Word and PDF are EDGAR-compatible formats), it being understood that the Manager shall be solely responsible for determining whether Party A is required to provide financial data required by Item 1115(b)(2), and if not required by Item 1115(b)(2), whether such financial information is required to be provided pursuant to Item 1115(b)(1).

“Swap Financial Disclosure Request” means a request by the Manager for Party A to provide the Swap Financial Disclosure pursuant to Part 5(29)(c) of the Schedule to this Agreement.

“Trust Creation Deed” means the SMART ABS Series 2014-1US Trust Creation Deed dated 26 February 2014 executed by Party B in accordance with the Master Trust Deed.

(d)	Interpretation:

(i)	unless specified otherwise, references to time are references to Sydney time;

(ii)	a reference to “wilful default” in relation to Party B means, subject to Part 5(10)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

A.	(1)	arises as a result of a breach of a Transaction Document by a person other than:

(a)	Party B; or

(b)	any other person referred to in Part 5(11)(d)(iii) of this Schedule; and

(2)	the performance of the action (the non-performance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

B.	is in accordance with a lawful court order or direction or required by law; or

C.	is in accordance with any proper instruction or direction of (x) the Secured Creditors given at a meeting of the Secured Creditors convened pursuant to the Security Trust Deed; or (y) the Investors given at a meeting convened under the Master Trust Deed;

(iii)	a reference to the “fraud”, “negligence” or “wilful default” of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

(iv)	a reference to “neither party” will be construed as a reference to “no party”; and

(v)	a reference to “other party” will be construed as a reference to “other parties”.

(e)	ISDA Definitions: the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc) (“ISDA”) (the “2006 ISDA Definitions”) as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

(f)	Inconsistency: Subject to Part 5(10)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

(i)	any Confirmation;

(ii)	this Schedule;

(iii)	the 2006 ISDA Definitions; and

(iv)	the printed form of the 1992 ISDA Master Agreement which forms part of this Agreement.

(g)	Swap Transaction: Any reference to a:

(i)	“Swap Transaction” in the 2006 ISDA Definitions is deemed to be a reference to a “Transaction” for the purpose of interpreting this Agreement or any Confirmation; and

(ii)	“Transaction” in this Agreement or any Confirmation is deemed to be a reference to a “Swap Transaction” for the purpose of interpreting the 2006 ISDA Definitions.

(h)	Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(11)	Limitation of Liability: Insert the following Section 15 after Section 14:

“15.	Party B’s Limitation of Liability

(a)	(Limitation on Party B’s liability): Party B enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity and Party A can assume that all actions taken under this Agreement and in respect of each Transaction are taken in that capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

(b)	(Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seeking the appointment of a receiver (except in relation to the Assets of the Series Trust), a liquidator, an administrator, or any similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B (except in relation to the Assets of the Series Trust).

(c)

(Fraud, negligence or wilful default):  The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of

Party B’s indemnification out of the Assets of the Series Trust, as a result of Party B’s fraud, negligence or wilful default.

(d)	(Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any such Relevant Party or any other person appointed by Party B under such a Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of such Relevant Party or any other such person.

(e)	(No Authority): No attorney, agent, receiver or receiver and manager appointed in accordance with the Transaction Documents has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Party B for the purposes of Section 15(c).

(f)	(No obligation): Party B is not obliged to enter into any further commitment or obligation under this Agreement or any Transaction Document (including incur further liability) unless Party B’s liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.”

(12)	Further Assurances: Each party will, upon request by the other party (the “requesting party”) at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(13)	Procedures for Entering into Transactions

(a)	Each Transaction will be evidenced by confirmation in writing in accordance with Section 9(e)(ii), substantially in the form set out in Annexure 1 or Annexure 2 (or in such other form as may be agreed between Party A, Party B and the Manager).

(b)	Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(14)	Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is authorised by that party to do so.

(15)	Recorded Conversations: Each party:

(a)	consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

(b)	will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

(c)	acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

(d)	acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of another party.

(16)	Replacement Currency Swap Agreement:

(a)	If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full, Party B may, at the direction of the Manager, and must, if so directed by the Manager, enter into one or more currency swaps which replace that Transaction (collectively a “Replacement Currency Swap”) provided that:

(i)	the Manager has issued a Rating Notification with respect to the terms of the Replacement Currency Swap and the provider of the Replacement Currency Swap; and

(ii)	the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

(b)	If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and an amount payable pursuant to Section 6(e) (the “Amount”) (or any interest on that Amount in accordance with Section 6(d)(ii)) is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(16)(a), Party B must (unless otherwise agreed between Party A, Party B and the Manager) direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B’s obligation to pay the Amount (and any interest on that Amount in accordance with Section 6(d)(ii)) to Party A, provided that to the extent such premium is less than the Amount, the balance will be satisfied by Party B as the Series Trust Expense.

(c)	If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and an Amount (and any interest on that Amount in accordance with Section 6(d)(ii)) is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(16)(a), Party B must (unless otherwise agreed between Party A, Party B and the Manager) direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B’s obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap and if Party A’s policies in effect at such time permit it to make payments directly to the Replacement Currency Swap provider, Party A will comply with such direction and thereby satisfy its obligations under Section 6.

(d)	The rights and obligations of the parties under this Part 5(16) will survive the termination of this Agreement.

(17)	Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party’s (or a Related Body Corporate of that party’s) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18)	Disclosure to Related Bodies Corporate

In relation to information Party B in its capacity as trustee of the Series Trust (the “Recipient”) receives from the Manager or Party A (the “Discloser”) in relation to this Agreement (the “Information”), each Discloser hereby severally authorises and consents to the Recipient making available such Information:

(a)	(Related Body Corporate): except to the extent that the making available of such Information is prohibited by law (including, without limitation, the Privacy Act), to:

(i)	any Related Body Corporate of the Recipient which acts as custodian or Security Trustee of the Assets of the Series Trust or which otherwise has responsibility for the management or administration of the Series Trust, including the Assets of the Series Trust; and

(ii)	the Recipient acting in its capacity as Manager or custodian (as applicable) of the Series Trust;

(b)	(Requirement at law): to the extent required by law or a direction of a court of competent jurisdiction;

(c)	(Public Information): if the information is generally and publicly available;

(d)	(Advisers): to its auditors, legal advisers and other professional consultants; or

(e)	(Performance of obligations): if required to perform any obligation under a Transaction Document.

Notwithstanding any other provision of this Agreement, the Recipient will not have any liability to the Discloser or any other person for the use, non-use, communication or non-communication of the Information in the above manner, except to the extent to which the Recipient has an express contractual obligation to disclose or not to disclose or to use or not to use certain information received by it and fails to do so. The Recipient must ensure that each person referred to in paragraphs (a)(i) and (ii) and (d) above is bound by the same duties of confidentiality in relation to any Information received by that person pursuant to this Part 5(18) as apply to the Recipient.

(19)	Restrictions on Party B’s Rights: Party B must at all times act in accordance with the instructions of the Manager in relation to this Agreement.

(20)	Fitch Ratings Downgrade of Party A: Insert a new Section 16 of this Agreement immediately after Section 15 as follows:

“16	Downgrade of Party A by Fitch Ratings

(a)	(Initial Fitch Ratings Downgrade of Party A): During any Fitch Ratings Period, if an Initial Fitch Rating Event or a Subsequent Fitch Rating Event occurs, then Party A, at its cost, will:

(i)	notify Fitch Ratings, the Manager and Party B; and

(ii)	within 14 calendar days of the occurrence of such Initial Fitch Rating Event or Subsequent Fitch Rating Event deliver collateral to Party B in accordance with the Fitch Credit Support Annex.

Additionally, during any Fitch Ratings Period, if an Initial Fitch Rating Event or a Subsequent Fitch Rating Event occurs Party A may (but is not obliged to), at its cost:

(iii)	take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Fitch Eligible Replacement;

(B)	procure a Fitch Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement; or

(C)	take such other action as Party A may agree with Fitch Ratings.

If (1) any of Section 16(a)(iii)(A), Section 16(a)(iii)(B) or Section 16(a)(iii)(C) are satisfied; or (2) Party A holds the Fitch Prescribed Ratings; or (3) there are no outstanding Notes of the Series Trust which are the subject of a rating from Fitch; or (4) the Notes of the Series Trust have a rating from Fitch that is below AA (long-term), and Party A has previously delivered collateral to Party B in accordance with the Fitch Credit Support Annex, the Credit Support Amount under the Fitch Credit Support Annex will (despite any inconsistency with the Fitch Credit Support Annex) be taken to be zero.

(b)	(Second Subsequent Fitch Ratings Downgrade of Party A): During any Fitch Ratings Period, if a Second Subsequent Fitch Rating Event occurs, then Party A, at its cost, will:

(i)	notify Fitch Ratings, the Manager and Party B; and

(ii)	within 30 calendar days of the occurrence of such Second Subsequent Fitch Rating Event, on a reasonable efforts basis, take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Fitch Eligible Replacement;

(B)	procure a Fitch Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement; or

(C)	take such other action as Party A may agree with Fitch Ratings.

If (1) any of Section 16(b)(ii)(A), Section 16(b)(ii)(B) or Section 16(b)(ii)(C) of this Agreement are satisfied; or (2) Party A holds the Fitch Prescribed Ratings; or (3) there are no outstanding Notes of the Series Trust which are the subject of a rating from Fitch; or (4) the Notes of the Series Trust have a rating from Fitch that is below AA (long-term), and Party A has previously delivered collateral to Party B in accordance with the Fitch Credit Support Annex, the Credit Support Amount under the Fitch Credit Support Annex will (despite any inconsistency with the Fitch Credit Support Annex) be taken to be zero.

(c)	(Fitch Ratings Additional Termination Events): During any Fitch Ratings Period:

(i)	if, after the occurrence of an Initial Fitch Rating Event or a Subsequent Fitch Rating Event, Party A fails to comply with Section 16(a)(ii) or section 16(a)(iii), as applicable, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred:

(A)	in respect of Section 16(a)(ii), on the fourteenth calendar day following the occurrence of such Initial Fitch Rating Event or Subsequent Fitch Rating Event; and

(B)	in respect of Section 16(a)(iii), on the thirtieth calendar day following the occurrence of such Initial Fitch Rating Event or a Subsequent Fitch Rating Event,

in each case with Party A as the sole Affected Party and all Transactions will be Affected Transactions; or

(ii)	if, after the occurrence of a Second Subsequent Fitch Rating Event, Party A fails to comply with Section 16(b)(ii), such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth calendar day following the occurrence of such Second Subsequent Fitch Rating Event, with Party A as the sole Affected Party and all Transactions will be Affected Transactions.”.

(21)	Moody’s Downgrade of Party A: Insert a new Section 17 of this Agreement immediately after Section 16 as follow:

“17	Downgrade of Party A by Moody’s

(a)	(Initial Downgrade of Party A): If Party A does not have a credit rating equal to or higher than the Moody’s First Trigger Required Ratings (“Initial Moody’s Rating Event”), Party A will, at its cost and sole election within 30 Local Business Days of the occurrence of such Initial Moody’s Rating Event:

(i)	notify Moody’s, the Manager and Party B; and

(ii)	deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in favour of Party B based on the Moody’s Approach to Assessing Swap Counterparties in Structured Finance Cash Flow Transactions published on 12 November 2013 (as amended from time to time) (“Moody’s Framework”); or

(iii)	take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Moody’s Eligible Replacement; or

(B)	procure a Moody’s Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement.

If (1) any of Section 17(a)(iii)(A) or Section 17(a)(iii)(B) are satisfied; or (2) Party A obtains the Moody’s First Trigger Required Ratings, the obligation of Party A to deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in compliance with Section 17(a)(ii) in respect of such Initial Moody’s Rating Event will cease and the Credit Support Amount under the Moody’s Credit Support Annex will (despite any inconsistency with the Moody’s Credit Support Annex) be taken to be zero.

(b)	(Subsequent Downgrade of Party A): If Party A does not have a credit rating equal to or higher than the Moody’s Second Trigger Required Ratings (“Subsequent Moody’s Rating Event”), Party A will, at its cost and sole election within 30 Local Business Days of the occurrence of such Subsequent Moody’s Rating Event:

(i)	notify Moody’s, the Manager and Party B; and

(ii)	deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in favour of Party B based on the Moody’s Framework; or

(iii)	on a reasonable efforts basis take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Moody’s Eligible Replacement; or

(B)	procure a Moody’s Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement.

If (1) any of Section 17(b)(iii)(A) or Section 17(b)(iii)(B) are satisfied; or (2) Party A obtains the Moody’s Second Trigger Required Ratings, the obligation of Party A to deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in compliance with Section 17(b)(ii) in respect of such Subsequent Moody’s Rating Event will cease and the Credit Support Amount under the Moody’s Credit Support Annex will (despite any inconsistency with the Moody’s Credit Support Annex) be taken to be zero.

(c)	(Additional Action): Where the Moody’s Second Rating Trigger Requirements apply and Party A elects to take the action referred to in Section 17(b)(ii), Party A must also take one of the actions referred to in Section 17(b)(iii) as soon as is reasonably practicable using commercially reasonable efforts to do so following the occurrence of the Subsequent Moody’s Rating Event.

(d)	(Close-Out Calculations): If an Early Termination Date is designated at a time when Party A is the Affected Party in respect of an Additional Termination Event or the Defaulting Party in respect of any Event of Default, paragraphs (i) to (v) below shall apply:

(i)	The following definition of “Market Quotation” shall apply:

““Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is:

(A)	made by a Reference Market-maker that is a Moody’s Eligible Replacement;

(B)	for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker that is a Moody’s Eligible Replacement to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under this Agreement in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Early Termination Date;

(C)	made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included; and

(D)	made in respect of a Replacement Transaction with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B (at the direction of the Manager).”

(ii)	In determining whether or not a Firm Offer satisfies the condition in sub-paragraph (D) of Market Quotation, the Manager (in directing Party B) and Party B (acting at the direction of the Manager) shall act in a commercially reasonable manner.

(iii)	The definition of “Settlement Amount” shall be replaced with the following:

““Settlement Amount” means, with respect to any Early Termination Date:

(A)	if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B (at the direction of the Manager) so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(B)

if, on such Early Termination Date, the Manager has not directed Party B to accept a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions so as to become legally binding and one or more Market Quotations have been communicated to the Manager and Party B and remain capable of becoming legally binding upon acceptance by Party B, the

Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations, and for the avoidance of doubt:

(i)	a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number; and

(ii)	the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value; or

(C)	if, on such Early Termination Date, the Manager has not directed Party B to accept a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions so as to become legally binding and no Market Quotations have been communicated to the Manager and Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(iv)	At any time on or before the Early Termination Date at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled (at the direction of the Manager) to accept only the lowest of such Market Quotations, and for the avoidance of doubt:

(A)	a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number; and

(B)	the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value.

(v)	If the Manager requests Party A in writing to obtain Market Quotations, Party A shall use reasonable efforts to do so before the Early Termination Date.

(e)	(Moody’s Additional Termination Event): An Additional Termination Event will occur if, at any time, all of the following are satisfied:

(i)	the credit rating of Party A or any Credit Support Provider of Party A was less than the Moody’s Second Trigger Required Ratings for a continuous period of 30 Local Business Days or more; and

(ii)	Party A has not procured an Eligible Guarantee by a guarantor with credit ratings higher than or equal to Moody’s Second Trigger Required Ratings or a transfer in accordance with Section 17(b)(iii)(A) above; and

(iii)	at least one Moody’s Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Additional Termination Event, qualify as a Market Quotation (on the basis that Section

17(d)(i) and Section 17(d)(ii) of the Schedule apply) and which remains capable of becoming legally binding upon acceptance.

For the purposes of any Additional Termination Event occurring under this Section 17(e), Party A is the sole Affected Party and all Transactions are Affected Transactions.”.

(22)	Provisions common to a downgrade by a Rating Agency: Insert a new Section 18 of this Agreement immediately after Section 17 as follows:

“18	Common downgrade provisions

(a)	(Establishment and maintenance of Collateral Account): Where Party B has not established the Collateral Account for the Series Trust and Party A elects or is required to deliver collateral to Party B in accordance with the Credit Support Annex, the Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B, an interest bearing account with an Eligible Bank which must be an account separate from the Collections Account for the Series Trust (“Collateral Account”). If Party B becomes aware that the Collateral Account for the Series Trust is held with an entity which is not an Eligible Bank, Party B must promptly establish a new interest bearing account with an Eligible Bank and transfer the balance of the former Collateral Account for the Series Trust to the new Collateral Account for the Series Trust within 30 days.

(b)	(Collateral transferred into Collateral Account): Any cash collateral delivered by Party A to Party B in accordance with the Credit Support Annex in compliance with its obligations under Section 16 or Section 17 and any cash proceeds (from disposal or otherwise) from any securities delivered by Party A to Party B in accordance with the Credit Support Annex in compliance with its obligations under Section 16 or Section 17 (such cash, “Cash Collateral”) must be deposited into the Collateral Account and such Cash Collateral will not be subject to or applied according to the Series Supplement in respect of the Series Trust. No money must be paid into the Collateral Account other than Cash Collateral and interest payable on the money credited to the Collateral Account.

(c)	(Application of Collateral): Party B may only make withdrawals from any Collateral Account if directed to do so by the Manager and then only for the purpose of:

(i)	delivering to Party A Return Amounts, Interest Amounts or Equivalent Distributions in accordance with a Credit Support Annex;

(ii)	withdrawing any amount which has been incorrectly deposited into the Collateral Account (and the Manager agrees to direct Party B to refund or pay to Party A, and Party B agrees promptly to refund or pay to Party A, any such incorrectly deposited amount);

(iii)	paying bank accounts debit tax or any other similar Tax payable in respect of the Cash Collateral; or

(iv)	paying any amount due to be paid by Party A under this Agreement if Party A has not paid such amount when required (after taking into account any applicable grace period).

The parties acknowledge and agree that clause 5 of the General Security Deed applies to the Collateral Account.

Any amount withdrawn from the Collateral Account and applied in accordance with Section 18(c)(iii) or Section 18(c)(iv) above will (despite any inconsistency with the Credit Support Annex) be taken to reduce (by an amount equal to that amount withdrawn and applied) the Credit Support Balance under the Credit Support Annex. Any such reduction shall be allocated pro-rata between the Credit Support Balance under each of the Fitch Credit Support Annex and the Moody’s Credit Support Annex (as applicable).

(d)	(Novation): If Party A arranges for the novation of all of its rights and obligations under this Agreement:

(i)	to a Fitch Eligible Replacement pursuant to Section 16(a)(iii)(A) or Section 16(b)(ii)(A) above; or

(ii)	to a Moody’s Eligible Replacement pursuant to Section 17(a)(iii)(A) or Section 17(b)(iii)(A) above,

Party B (at the direction of the Manager) and the Manager will do all things necessary, at the cost of Party A, to effect such novation.

(e)	Multiple Credit Support Annexes

(i)	The parties agree that each Credit Support Annex:

(A)	forms part of this Schedule, the Master Agreement and this Agreement; and

(B)	constitutes a separate Transaction under this Agreement.

(ii)	Accordingly, separate calculations, payments and deliveries are to be made in respect of each Credit Support Annex. However, in order to avoid possible duplication of obligations to deliver credit support, the parties agree that any Delivery Amount or any Return Amount in respect of a Valuation Date calculated under a Credit Support Annex will take into account the following:

(A)	the Value of the Transferor’s Credit Support Balance is to include the Value of Other Eligible Credit Support as of that Valuation Date provided that the maximum Return Amount which may be calculated under that Credit Support Annex on that Valuation Date is equal to the Value as of that Valuation Date of the Transferor’s Credit Support Balance (without including the Value of any Other Eligible Credit Support); and

(B)	the Value of the Transferor’s Credit Support Balance is to be adjusted to include any Delivery Amount and to deduct any Return Amount:

(1)	which has been calculated under any other Credit Support Annex or which is to be calculated under any other Credit Support Annex on such Valuation Date; and

(2)	the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date,

but only to the extent of the Value (if any) which would be calculated under that Credit Support Annex for the Eligible Credit Support or Equivalent Credit Support constituting that Delivery Amount or Return Amount.

(iii)	Party A will not be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance each Credit Support Annex.

(iv)	“Other Eligible Credit Support” means, in respect of a Credit Support Annex, any credit support which would satisfy the description of Eligible Credit Support under that Credit Support Annex and which is comprised in the Credit Support Balance under any other Credit Support Annex.

(v)	The “Value” of any Other Eligible Credit Support in respect of a Credit Support Annex will be calculated in accordance with the provisions of that Credit Support Annex (subject to paragraph (vi) below), and not the Credit Support Annex under which the Other Eligible Credit Support has been provided.

(vi)	The parties agree that if a date is a Valuation Date under more than one Credit Support Annex then the calculations of Delivery Amounts and Return Amounts under each such Credit Support Annex are to be made consecutively with Party A selecting under which Credit Support Annex the calculations are to be made first (so that the calculations under the second Credit Support Annex will take into account the result of the calculations made under the first Credit Support Annex). However, the calculations of Delivery Amounts and Return Amounts under a Credit Support Annex having a zero Credit Support Amount must be made before calculations under any other Credit Support Annex.”.

(23)	Amendment to this Agreement:

(a)	The Manager must give 5 Business Days notice in writing to each Rating Agency of any amendments to this Agreement.

(b)	This Agreement may be amended only by written agreement between all parties to this Agreement, provided that the Manager and Party B may only agree to such amendment in accordance with the provisions of clause 25 of the Master Trust Deed and for this purpose references in that clause to a Series Supplement will be taken to be references to this Agreement.

(24)

Appointment of Manager:  Party B hereby exclusively appoints the Manager as its attorney to act on Party B’s behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager’s authority to act on behalf of Party B in accordance with this Part 5(25). The Manager hereby accepts such appointment. Party A is not obliged to enquire into the authority of the Manager to exercise or satisfy any of Party B’s rights or obligations on Party B’s behalf.

(25)	Hedge Agreement and Prepayment: The parties acknowledge and agree for the purposes of:

(a)	the Transaction Documents, this Agreement is a Currency Swap Agreement and a Support Facility and Party A is a Currency Swap Provider for the purposes of the Security Trust Deed and the General Security Deed; and

(b)	the Master Trust Deed, this Agreement is a Hedge Agreement.

(26)	No Amendment: Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys relating to the Series Trust without the prior written consent of Party A.

(27)	Manager as Party: For the purposes of Sections 2, 5, 6 and 10 the Manager is not a “party”.

(28)	Anti-money laundering: Each party (the “Information Provider”) agrees to provide any information and documents reasonably required by any other party (the “Information Recipient”) to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any applicable laws imposing “know your customer” or other identification checks or procedures that the Information Recipient is required to comply with in respect of this Agreement (“AML/CTF Laws”), but the foregoing obligation applies only to the extent that such information and such documents are in the possession of the Information Provider or may be obtained by it after having undertaken reasonable steps and subject to any confidentiality, privacy or general law obligations owed by the Information Provider to any person in relation to whom the information or documents requested relate (except, in all cases, to the extent that the foregoing may be overridden by the relevant AML/CTF Laws). Each party must comply with any AML/CTF Laws applicable to it, to the extent required to comply with its obligations under the Transaction Documents. Any party may decline to perform any obligation under the Transaction Documents to the extent it forms the view, in its reasonable opinion, that notwithstanding that it has taken all action to comply with any applicable AML/CTF Laws, it is required to decline to perform those obligations under any such AML/CTF Laws. To the maximum extent permitted by law, each party and the Noteholders and Unitholders releases each other party (a “Released Party”) from any confidentiality, privacy or general law obligations that a Released Party would otherwise owe to it in respect of this Agreement and to the extent to which it is able, any applicable confidentiality and privacy laws, but only to the extent that the existence of these obligations or laws would otherwise prevent a Released Party from providing any information or documents requested in accordance with this clause or any similar clause in any other Transaction Document.

(29)	Regulation AB Financial Disclosure

(a)	Party A acknowledges that for so long as Macquarie Leasing Pty Limited is required to file Exchange Act Reports, Macquarie Leasing Pty Limited is required under Regulation AB to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate significance percentage of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(b)

If at any time during which Macquarie Leasing Pty Limited is required to file Exchange Act Reports, the Manager determines, reasonably and in good faith, that the significance percentage of this Agreement calculated in accordance with Item 1115 of Regulation AB has become less than 20% or less than 10%, the Manager shall notify Party A of that fact no later than ten (10) New York business days after such determination has been made. If the Manager determines on any date of determination at any time during which Macquarie Leasing Pty Limited is required to file Exchange Act Reports, reasonably and in good faith, that the significance percentage of this Agreement calculated in accordance with Item 1115 of Regulation AB is or has become: (A) 10% or more, but less than 20%, or (B) 20% or more, then on any Local Business Day after the date of such determination, the Manager may request Party A to provide the relevant Swap Financial Disclosure by making a Swap Financial Disclosure Request. Thereafter, the Manager shall inform Party A no later than ten (10) Local Business Days following such time as (i) the Manager has determined that Exchange Act Reports are no longer required to be filed in respect of the Relevant Notes pursuant to Section 15(d) of the Securities Act or (ii) Swap Financial Disclosure is no longer required to be included or incorporated by reference in such Exchange Act Reports.

(c)	So long as the Exchange Act Reports are required to be filed by Macquarie Leasing Pty Limited under the Exchange Act and Swap Financial Disclosure is required to be included or incorporated by reference in the Exchange Act Reports pursuant to Item 1115(b)(2) or Item 1115(b)(1), as applicable, of Regulation AB, Party A, at its own expense, shall within four (4) Local Business Days after receipt of a Swap Financial Disclosure Request, provide Party B and the Manager with the relevant Swap Financial Disclosure described in Part 5(29)(b) of this Schedule.

(d)	If Party A is not able to provide the relevant Swap Financial Disclosure in accordance with Part 5(29)(c) of this Schedule, then Party A, at its own expense, shall secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to and will provide the Swap Financial Disclosure for such entity within the time period specified in Part 5(29)(c) of this Schedule (subject to the issuance of a Rating Notification by the Manager).

(e)	The parties agree that, if permitted by Regulation AB, any required Swap Financial Disclosure may be provided by Party A by incorporation by reference from reports filed by Party A pursuant to the Exchange Act. The parties agree that, if Swap Financial Disclosure is provided by Party A as set forth in the first sentence of this Part 5(29)(e), each relevant person (including without limitation any affiliate of the Manager) is authorised to incorporate by reference into the Preliminary Prospectus or Final Prospectus any such reports filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act which contain any required Swap Financial Disclosure. The parties also agree that, if Swap Financial Disclosure is provided by Party A as set forth in the first sentence of this Part 5(29)(e), each relevant person (including without limitation any affiliate of the Manager) is authorised to incorporate by reference into the Preliminary Prospectus or Final Prospectus any documents filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act after the date of this Agreement and prior to the termination of the offering described in the prospectus of the Series Trust relating to the offer and sale of the Relevant Notes.

(f)

Party A shall indemnify Party B, the Manager and Macquarie Leasing Pty Limited, the respective present and former directors, officers, employees and agents of each of the foregoing and each person, if any, who controls Party B, the Manager or Macquarie Leasing Pty Limited within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Party A Indemnified Persons”) and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of any material fact contained in the Swap Financial Disclosure provided by Party A;

(ii)	any omission or alleged omission to state in the Swap Financial Disclosure provided by Party A a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii)	any failure by Party A to provide Party B or the Manager with the relevant Swap Financial Disclosure when and as required under this Part 5(29); provided, however, that, if Party A secures another entity to replace Party A as party to this Agreement pursuant to Part 5(29)(d) of this Schedule, Party A shall not be liable for any losses, claims, damages or liabilities (including reasonable legal fees and expenses) to which any of the Party A Indemnified Persons may become subject arising out of or based upon a failure by Party A to provide Party B or the Manager with the relevant Swap Financial Disclosure following the provision of the relevant Swap Financial Disclosure by the other entity to Party B or the Manager.

The provisions of this Part 5(29)(f) shall not limit whatever rights Party B or the Manager may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(g)	Party B and Macquarie Leasing Pty Limited shall, jointly and severally, indemnify Party A, the present and former directors, officers, employees and agents of Party A and each person, if any, who controls Party A within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus or Final Prospectus, other than any Swap Financial Disclosure provided by Party A; or

(ii)	any omission or alleged omission to state in the Preliminary Prospectus or Final Prospectus, other than the Swap Financial Disclosure provided by Party A, a material fact required to be stated in the Preliminary Prospectus or Final Prospectus, other than the Swap Financial Disclosure provided by Party A, or necessary to make the statements in the Preliminary Prospectus or Final Prospectus, other than the Swap Financial Disclosure provided by Party A, in the light of the circumstances under which they were made, not misleading.

The provisions of this Part 5(29)(g) shall not limit whatever rights Party A may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(h)	Each of Party B, the Manager and Macquarie Leasing Pty Limited shall indemnify Party A, the present and former directors, officers, employees and agents of Party A and each person, if any, who controls Party A within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any failure by such party to deliver or otherwise distribute any Swap Financial Disclosure in the substantively identical form provided to any of them by Party A or as modified with Party A’s written consent.

The provisions of this Part 5(29)(h) shall not limit whatever rights Party A may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(i)	The parties agree that under no circumstances shall any untrue statement or alleged untrue statement referred to in Part 5(29)(g)(i), any omission or alleged omission referred to in Part 5(29)(g)(ii) or any failure to deliver or distribute referred to in Part 5(29)(h) constitute the fraud, negligence or wilful default of Party B for the purposes of this Agreement, including without limitation Section 15(c) of this Agreement.

(30)	Reporting

If not the reporting party with respect to the Transactions hereunder pursuant to the United States Commodity Exchange Act and the rules and regulations thereunder, Party A agrees that it shall cooperate with Party B in providing such documents, valuations and other information as are reasonably requested by Party B (acting on the direction of the Manager) in order to file or cause to be filed all reports required pursuant to Section 2(h)(5) of the United States Commodity Exchange Act and any rules and regulations thereunder on a timely basis, and as otherwise are required to be made with respect to the Transactions hereunder under such Act and any rules and regulations thereunder on a timely basis.

(31)	Withholding Tax imposed on payments to non-US counterparties under the United States Foreign Account Tax Compliance Act: The parties agree that “Tax” as used in Part 2(a) of this Schedule (Payer Tax Representation) and “Indemnifiable Tax” as defined in Section 14 of this Agreement shall not include any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (a “FATCA Withholding Tax”). For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of this Agreement.

ANNEXURE 1

FORM OF CONFIRMATION FOR CURRENCY SWAP IN RELATION TO THE US$ FIXED RATE NOTES - CLASS A-1 NOTES, CLASS A-2a NOTES, CLASS A-3a NOTES AND CLASS A-4a NOTES

[PARTY A LETTERHEAD]

[DATE]

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000

	Attention: Manager, Securitisation Services	Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-[   ] NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [●] 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	[ ]

2.	Trade Date:	[ ] 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Fixed and Floating Amounts

5.1	Monthly Fixed Amounts Payable by Party A:

(A) Monthly Fixed Rate Payer:		Party A

Calculation Amount:		For each Monthly Fixed Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Fixed Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:		[ ]% per annum.

Fixed Rate Day Count Fraction:

[Class A-1: Actual/360]

[Class A-2a, Class A-3a and Class A-4a: 30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)]

(B) Monthly Fixed Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Fixed Amount in relation to that Monthly Fixed Rate Payer Payment Date

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Rate:		[ ]% per annum

Fixed Rate Day Count Fraction:

[Class A-1: Actual/360]

[Class A-2a, Class A-3a and Class A-4a: 30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)]

(C) Unpaid Fixed Amount		On each Monthly Fixed Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Fixed Amount, if any, in relation to that Monthly Fixed Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus [ ]% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus [ ]% per annum for each Calculation Period.

Floating Rate Day Count		Actual/365 (Fixed)

Fraction:

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Fixed Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Fixed Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[ ]. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$[    ]. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date

(other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the date which is the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$[ ]

	A$ Exchange Rate:	1/ US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(i) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its [Melbourne/Sydney] Office; and

(b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)      the A$ Principal Entitlement in relation to that Distribution Date;

(b)      the A$ Class A-[1 / Class A2a / Class A3a / Class A4a] Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)      the Unpaid Fixed Amount (if any) in relation to that Distribution Date; and

(d)      the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)                    Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)                 Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New

Zealand Banking Group Limited ABN 11 005

357 522

By:

(Authorised Officer)

Name

Title

Confirmed as at the date first written above:	Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust	SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443

By:	By:

(Authorised Officer)	(Authorised Officer)

Name	Name

Title	Title

Definitions Schedule for Confirmation in relation to Class A-[1 /2a /3a /4a] Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-[1 / 2a / 3a / 4a] Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-[1 / 2a / 3a / 4a] Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause [9.4(a) / (b) / (d) / (f)] of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraph 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Melbourne, Sydney, London and New York, other than a Saturday, a Sunday or a public holiday in Melbourne, Sydney, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“Monthly Fixed Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.1.

“Monthly Floating Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Relevant Agency Agreement” means the Agency Agreement dated on or about [●] 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-[1 / 2a / 3a / 4a] Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-[1 / 2a / 3a / 4a] Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated [●] 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated [●] 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Fixed Amount” in relation to a Monthly Fixed Rate Payer Payment Date means the aggregate amount of the Monthly Fixed Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Fixed Rate Payer Payment Date which have not been paid by Party A on any Monthly Fixed Rate Payer Payment Date preceding that Monthly Fixed Rate Payer Payment Date in reliance on paragraph 5.3.

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

ANNEXURE 2

FORM OF CONFIRMATION FOR CURRENCY SWAP IN RELATION TO THE US$ FLOATING RATE NOTES - CLASS A-2b NOTES, CLASS A-3b NOTES AND CLASS A-4b NOTES

[PARTY A LETTERHEAD]

[DATE]

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000

	Attention: Manager, Securitisation Services	Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-[    ] NOTES

SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [●] 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	[ ]

2.	Trade Date:	[ ] 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:	The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Floating Amounts

5.1	Monthly Floating Amounts Payable by Party A:

(A) Monthly Floating Rate Payer:		Party A

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month.

Spread:		Plus [ ]% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		[Actual/360]

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month

Spread:		Plus [ ]% per annum for each Calculation Period

Floating Rate Day Count		[Actual/360]

Fraction:

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(C) Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus [ ]% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus [ ]% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Floating Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Floating Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[ ]. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$[    ]. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$[ ]

	A$ Exchange Rate:	1/US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(i) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its [Melbourne/Sydney] Office; and

(b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)      the A$ Principal Entitlement in relation to that Distribution Date;

(b)      the A$ Class A-[2b / 3b / 4b] Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)      the Unpaid Floating Amount (if any) in relation to that Distribution Date; and

(d)      the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)                    Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)                  Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New

Zealand Banking Group Limited ABN 11 005

357 522

By:

(Authorised Officer)

Name

Title

Confirmed as at the date first written above:	Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust	SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443

By:	By:

(Authorised Officer)	(Authorised Officer)

Name	Name

Title	Title

Definitions Schedule for Confirmation in relation to Class A-[2b / 3b / 4b] Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-[2b / 3b / 4b] Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-[2b / 3b / 4b] Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause [9.4(c) / (e) / (g)] of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Sydney, Melbourne, London and New York, other than a Saturday, a Sunday or a public holiday in Sydney, Melbourne, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“London/New York Business Day” means any day on which banks are open for business in London and New York City, other than a Saturday, a Sunday or a public holiday in London or New York City.

“Monthly Floating Amount” means (i) in respect of Party A, the amount or amounts (as applicable) calculated in accordance with paragraph 5.1 , and (ii) in respect of Party B, the amount or amounts (as applicable) calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Rate Page” means the Reuters Screen LIBOR01 Page or, if the Reuters Screen LIBOR01 Page ceases to quote the relevant rate, such other screen, page, section or part of Reuters as quotes the relevant rate and is selected by the Agent Bank.

“Relevant Agency Agreement” means the Agency Agreement dated on or about [●] 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-[2b / 3b / 4b] Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-[2b / 3b / 4b] Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated [●] 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated [●] 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party A on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“USD-LIBOR-BBA” for an Interest Period will be calculated by the Agent Bank in accordance with paragraphs (a) and (b), as applicable, below.

(a)	on the second London/New York Business Day before the beginning of the Interest Period (a “US$ Floating Rate Set Date”) the Agent Bank will determine the rate “USD-LIBOR-BBA”, as the applicable Floating Rate Option under the 2006 ISDA Definitions of the International Swaps and Derivatives Association, Inc. (the “ISDA Definitions”), being the rate applicable to any Interest Period for one month deposits in US$ in the London inter bank market which appears on the Rate Page as of 11.00am, (London time) on the US$ Floating Rate Set Date; and

(b)	if the rate referred to in paragraph (a) does not appear on the Rate Page on the relevant US$ Floating Rate Set Date, the USD-LIBOR-BBA for that Interest Period will be determined as if the Issuer Trustee and the Agent Bank had specified “USD-LIBOR-Reference Banks”, as the applicable Floating Rate Option under the ISDA Definitions. For this purpose “USD-LIBOR-Reference Banks” means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US$ are offered by the Reference Banks (being four major banks in the London interbank market determined by the Agent Bank) at approximately 11.00am, London time, on the US$ Floating Rate Set Date to prime banks in the London interbank market for a period of one month commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Agent Bank will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Agent Bank, at approximately 11.00am, New York City time, on that US$ Floating Rate Set Date for loans in US$ to leading European banks for a period of one month commencing on the first day of the Interest Period and in a Representative Amount. If no such rates are available in New York City, then the USD-LIBOR-BBA for such Interest Period will be the most recently determined rate in accordance with paragraph (a).

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

(Bilateral Form - Transfer)[1]	(ISDA Agreements Subject to English Law)[2]

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA Master Agreement

dated as of	4 March 2014

between

Australia and New Zealand Banking Group Limited ABN 11 005 357 552 (“Party A”)	Perpetual Trustee Company Limited ABN 42 000 001 007 in its capacity as trustee of the SMART ABS Series 2014-1US Trust (“Party B”)

Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”)

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

Paragraph 1. Interpretation

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other

1    This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.

2    This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

Copyright © 1995 by International Swaps and Derivatives Association, Inc.

provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to “transfer” in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

Paragraph 2. Credit Support Obligations

(a)        Delivery Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor’s Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the “Delivery Amount” applicable to the Transferor for any Valuation Date will equal the amount by which:

(i)       the Credit Support Amount

exceeds

(ii)      the Value as of that Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b)        Return Amount.    Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee’s Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the “Return Amount” applicable to the Transferee for any Valuation Date will equal the amount by which:

(i)       the Value as of that Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

exceeds

(ii)      the Credit Support Amount.

Paragraph 3. Transfers, Calculations and Exchanges

(a)        Transfers.      All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

(i)       in the case of cash, by transfer into one or more bank accounts specified by the recipient;

2	ISDA ® 1995

(ii)       in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party’s legal and beneficial title to the recipient; and

(iii)      in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party’s legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b)        Calculations. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)        Exchanges.

(i)       Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the “New Credit Support”) in exchange for certain Eligible Credit Support (the “Original Credit Support”) specified in that notice comprised in the Transferor’s Credit Support Balance.

(ii)      If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the “Exchange Date”); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

3	ISDA ® 1995

Paragraph 4. Dispute Resolution

(a)        Disputed Calculations or Valuations. If a party (a “Disputing Party”) reasonably disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

(1)        the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

(2)        in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

(3)        the parties will consult with each other in an attempt to resolve the dispute; and

(4)        if they fail to resolve the dispute by the Resolution Time, then:

(i)            in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)       utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

(B)       calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent’s original calculations will be used for the Transaction; and

(C)       utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

(ii)    in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

4	ISDA ® 1995

(b)          No Event of Default.   The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

Paragraph 5. Transfer of Title, No Security Interest, Distributions and Interest Amount

(a)             Transfer of Title.    Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b)          No Security Interest.   Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)        Distributions and Interest Amount.

(i)       Distributions.   The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions (“Equivalent Distributions”) to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

(ii)       Interest Amount.   Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

Paragraph 6. Default

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

5	ISDA ® 1995

Paragraph 7. Representation

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

Paragraph 8. Expenses

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

Paragraph 9. Miscellaneous

(a)         Default Interest.     Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)         Good Faith and Commercially Reasonable Manner.      Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c)         Demands and Notices.      All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d)         Specifications of Certain Matters.       Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 10. Definitions

As used in this Annex:

“Base Currency” means the currency specified as such in Paragraph 11(a)(i).

6	ISDA ® 1995

“Base Currency Equivalent” means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the “Other Currency”), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

“Credit Support Amount” means, with respect to a Transferor on a Valuation Date, (i) the Transferee’s Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

“Credit Support Balance” means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

“Delivery Amount” has the meaning specified in Paragraph 2(a).

“Disputing Party” has the meaning specified in Paragraph 4.

“Distributions” means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

“Distributions Date” means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

“Eligible Credit Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

“Eligible Currency” means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

“Equivalent Credit Support” means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

“Equivalent Distributions” has the meaning specified in Paragraph 5(c)(i).

“Exchange Date” has the meaning specified in Paragraph 11(d).

7	ISDA ® 1995

 “Exposure” means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

(x)     the amount of cash in such currency on that day; multiplied by

(y)     the relevant Interest Rate in effect for that day; divided by

(z)     360 (or, in the case of pounds sterling, 365).

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

“Interest Rate” means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

“Local Business Day”, unless otherwise specified in Paragraph 11(h), means:

(i)      in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

(ii)     in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

8	ISDA ® 1995

(iii)     in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

(iv)     in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

“New Credit Support” has the meaning specified in Paragraph 3(c)(i).

“Notification Time” has the meaning specified in Paragraph 11(c)(iv).

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 2.

“Resolution Time” has the meaning specified in Paragraph 11(c)(i).

“Return Amount” has the meaning specified in Paragraph 2(b).

“Settlement Day” means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

“Threshold” means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

“Transferee” means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

“Transferor” means, in relation to a Transferee, the other party.

“Valuation Agent” has the meaning specified in Paragraph 11(c)(i).

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

9	ISDA ® 1995

“Valuation Percentage” means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

“Valuation Time” has the meaning specified in Paragraph 11(c)(iii).

“Value” means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

(i)           Eligible Credit Support comprised in a Credit Support Balance that is:

(A)      an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

(B)       a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

(ii)          items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

10	ISDA ® 1995

Elections and Variables to the Credit Support Annex dated as of 4 March 2014

Between

Australia and New Zealand Banking Group Limited

(ABN 11 005 357 522)

(“Party A”)

and

Perpetual Trustee Company Limited (ABN 42 000 001 007)

(“Party B”)

and

Macquarie Securities Management Pty Limited

(ABN 26 003 435 443)

(“Manager”)

in relation to the ISDA Master Agreement and the Schedule to it dated 4 March 2014 between Party A, Party B and the Manager

Paragraph 11. Elections and Variables (Fitch Credit Support Annex)

(a)	Base Currency and Eligible Currency.

(i)	“Base Currency” means United States Dollars (“USD”).

(ii)	“Eligible Currency” means the Base Currency, Euro, Great Britain Pounds (“Sterling”) and Japanese Yen (“Yen”).

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 2(a), as amended by deleting the words “upon a demand made by the Transferee on or promptly following a Valuation Date” and deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 11(b)” and inserting in lieu thereof the following:

“The “Delivery Amount” applicable to the Transferor for any Valuation Date will equal the amount by which A exceeds B, where:

A =	the Credit Support Amount for such Valuation Date.

B =	the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted

11

to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).”.

(B)

“Return Amount” has the meaning as specified in Paragraph 2(b) except that the sentence beginning “Unless otherwise specified in Paragraph 11(b)” shall be deleted in its entirety and shall be replaced by the following:

“The “Return Amount” applicable to the Transferee for any Valuation Date will equal:

(a)	for any Valuation Date during any Fitch Ratings Period, the amount by which A exceeds B, where:

A =

the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

B =	the Credit Support Amount for such Valuation Date.

(b)

for any Valuation Date which is not during any Fitch Ratings Period, the Value as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).”.

(C)	“Credit Support Amount” shall mean with respect to the Transferor on a Valuation Date during any Fitch Ratings Period and:

(a)	whilst an Initial Fitch Rating Event has occurred and is subsisting, an amount equal to the greater of the following:

(i)	MtM + (VC x LA x N x 0.7); and

(ii)	Zero; and

(b)	whilst a Subsequent Fitch Rating Event has occurred and is subsisting, an amount equal to the greater of the following:

(i)	MtM + (VC x LA x N); and

(ii)	Zero; and

(c)	whilst a Second Subsequent Fitch Rating Event has occurred and is subsisting, an amount equal to the greater of the following:

(i)	MtM + (VC x LA x N x 1.25); and

(ii)	Zero,

where, in the case of each of paragraphs (a), (b) and (c) above:

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“MtM” means the mark-to-market value of the swap transaction entered into pursuant to the Agreement on that Valuation Date;

“VC” means the applicable volatility cushion at that time determined by reference to percentages set out in the relevant table in the Fitch Ratings Report entitled “Counterparty Criteria for Structured Finance Transactions: Derivative Addendum” dated 13 May 2013 or other such percentages as updated and published by Fitch Ratings from time to time (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate);

“LA” means the applicable liquidity adjustment at that time determined by reference to percentages set out in the relevant table in the Fitch Ratings Report entitled “Counterparty Criteria for Structured Finance Transactions: Derivative Addendum” dated 13 May 2013 or other such percentages as updated and published by Fitch Ratings from time to time; and

“N” means the Notional Amount of the swap transaction entered into pursuant to the Agreement as at that Valuation Date.

(ii)	Eligible Credit Support. The following items will qualify as “Eligible Credit Support” for Party A:

(A)	Cash in:

the Base Currency - Valuation Percentage is 100%; and

Euro, Sterling or Yen - Valuation Percentage is 86%.

(B)

Each instrument denominated in an Eligible Currency that is a “qualified investment” as determined by reference to the Fitch Ratings Report entitled “Counterparty Criteria for Structured Finance Transactions” dated 13 May 2013 or other such criteria for “qualified investments” as updated and published by Fitch Ratings from time to time. Eligible Credit Support comprising such an instrument will have a Valuation Percentage equal to the “Advance Rate” given to that instrument by Fitch Ratings.

(iii)	Thresholds.

(A)	“Independent Amount” means, for Party A and Party B, with respect to each Transaction, zero.

(B)	“Threshold” means for:

(i)	Party A: not applicable; and

(ii)	Party B: not applicable.

(C)	“Minimum Transfer Amount” means, with respect to Party A and Party B, USD50,000, provided that:

(1)	if an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

(2)	if an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

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(3)	if:

(I)	Party A has satisfied any of Section 16(a)(ii), Section 16(a)(iii) and Section 16(b)(ii) of the Agreement;

(II)	Party A has obtained the Fitch Prescribed Ratings; or

(III)	the Valuation Date does not fall in a Fitch Ratings Period,

the Minimum Transfer Amount with respect to Party B shall be zero.

(D)	“Rounding” The Delivery Amount and the Return Amount will be:

(1)

rounded up and down to the nearest integral multiple of USD10,000 respectively (with a number falling halfway between being rounded up), subject to the maximum Return Amount being equal to the Credit Support Balance; or

(2)

if calculated on a day that is not during a Fitch Ratings Period, rounded up or down to the nearest integral multiple of USD 0.05 respectively (with a number falling halfway between being rounded up), subject to a maximum Return Amount being equal to the Credit Support Balance.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means, Party A in all circumstances.

(ii)	“Valuation Date” means:

(A)	each Wednesday or if Wednesday is not a Local Business Day, the next following Local Business Day; or

(B)	if so elected by Party A (from time to time by notice in writing to Party B and Manager), each Local Business Day.

(iii)

“Valuation Time” means the close of business in the Relevant Market on the Local Business Day first preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv)	“Notification Time” means by 1:00 p.m., Sydney time, on the Local Business Day immediately following the applicable Valuation Date or date of calculation as applicable.

(v)	“Relevant Market” means:

(A)	with respect to the calculation of Value, the principal market in which the relevant Eligible Credit Support is traded; and

(B)	with respect to the calculation of Exposure, the location most closely associated with the relevant Transaction, each as determined by the Valuation Agent, or as otherwise agreed between the parties.

(d)	Exchange Date. “Exchange Date” has the meaning specified in Paragraph 3(c)(ii).

(e)	Dispute Resolution.

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(i)	“Resolution Time” means 1:00 p.m., Sydney time, on the first Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

(ii)

“Value” For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated by the Valuation Agent as the Base Currency Equivalent of the face amount thereof.

(iii)	“Alternative” The provisions of Paragraph 4 will apply.

(f)	Interest Amount.

(i)	“Interest Rate” The “Interest Rate” in relation to each Eligible Currency specified below will be:

Eligible Currency	Interest Rate

USD, Euro, Sterling or Yen

the highest available “Interest Rate” that the Valuation Agent acting in good faith and using reasonable endeavours, is able to obtain from a bank that has a short term rating from Fitch Ratings of F-1 or higher, net of applicable bank taxes and charges.

(ii)

“Transfer of Interest Amount” The transfer of the Interest Amount will be made on or within 5 Local Business Days after the last Local Business Day of each calendar month and on any other Local Business Day as agreed between the parties thereafter, or if that date is not a Valuation Date, the following Valuation Date.

(iii)

“Alternative to Interest Amount” The provisions of Paragraph 5(c)(ii) will apply. Party B shall not be obliged to transfer any Interest Amount unless and until it has earned and received such Interest Amount.

(g)	Account Details.

Party A:

CASH in USD , Euro, Sterling or Yen

Account With:	Australia and New Zealand Banking Group Limited

BSB:	As advised to Party B and the Manager

Account No:	As advised to Party B and the Manager

Reference:	As advised to Party B and the Manager

Austraclear Code:	As advised to Party B and the Manager

15

Party B: A segregated account designated as the “Collateral Account” to be opened by Party B (at the direction of the Manager) in the name of “Perpetual Trustee Company Limited as trustee for the SMART ABS Series 2014-1US Trust” and advised to Party A (including details of the account bank, the BSB number, the Account Number, any reference details and any Austraclear Code).

(h)	Other Provisions.

(i)	The following words are inserted at the end of the final paragraph of Paragraph 3(a):

“provided that any transfer of Eligible Credit Support by the Transferor pursuant to Paragraph 2(a) must be made not later than the close of business on the first Local Business Day following the relevant Valuation Date, regardless of whether any demand for transfer is received.”

(ii)	Early Termination.

The heading for Paragraph 6 shall be deleted and replaced with “Early Termination” and the following shall be added after the word “Default” in the first line of Paragraph 6: “or a Termination Event in relation to all (but not less than all) Transactions”.

(iii)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

(iv)	Single Transferor and Single Transferee.

Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10), (a) the term “Transferee” as used in this Annex means only Party B; (b) the term “Transferor” as used in this Annex means only Party A; (c) only Party A will be required to make transfers of Eligible Credit Support under Paragraph 2(a); and (d) in the calculation of any Credit Support Amount, where the Transferee’s Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

(v)	Calculations.

Paragraph 3(b) of this Annex shall be amended by inserting the words “and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request” after the word “calculations” in the third line thereof.

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(vi)	Demands and Notices.

Any demand, specification or notice under this Annex (each, a “Notice”), may be delivered orally, including by telephone. If such Notice is delivered orally, such oral Notice shall be confirmed promptly in writing (a “Notice Confirmation”) by tested telex, facsimile, electronic mail or actual delivery. Failure to provide that Notice Confirmation will not affect the validity of that oral Notice or constitute an Event of Default or Termination Event under the Agreement. All Notices shall be delivered to the addresses specified from time to time for the purposes of Section 12 of the Agreement.

(vii)	Definitions.

As used in this Annex, the following terms shall mean:

“Local Business Day” means a day on which commercial banks are open for business in Sydney, Melbourne, London and New York, but does not include a Saturday, a Sunday or a public holiday in any of those cities.

(viii)	Fitch Credit Support Annex.

This Annex is the “Fitch Credit Support Annex” for the purposes of the Agreement.

17

(Bilateral Form - Transfer)[1]	(ISDA Agreements Subject to English Law)[2]

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA Master Agreement

dated as of	4 March 2014

between

Australia and New Zealand Banking Group Limited ABN 11 005 357 552 (“Party A”)	Perpetual Trustee Company Limited ABN 42 000 001 007 in its capacity as trustee of the SMART ABS Series
Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”)	2014-1US Trust (“Party B”)

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

Paragraph 1. Interpretation

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other

1    This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.

2    This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

Copyright © 1995 by International Swaps and Derivatives Association, Inc.

provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to “transfer” in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

Paragraph 2. Credit Support Obligations

(a)        Delivery Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor’s Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the “Delivery Amount” applicable to the Transferor for any Valuation Date will equal the amount by which:

(i)        the Credit Support Amount

exceeds

(ii)        the Value as of that Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b)       Return Amount.    Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee’s Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the “Return Amount” applicable to the Transferee for any Valuation Date will equal the amount by which:

(i)        the Value as of that Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

exceeds

(ii)        the Credit Support Amount.

Paragraph 3. Transfers, Calculations and Exchanges

(a)        Transfers.        All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

(i)         in the case of cash, by transfer into one or more bank accounts specified by the recipient;

2	ISDA ® 1995

(ii)       in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party’s legal and beneficial title to the recipient; and

(iii)      in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party’s legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b)        Calculations. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)        Exchanges.

(i)        Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the “New Credit Support”) in exchange for certain Eligible Credit Support (the “Original Credit Support”) specified in that notice comprised in the Transferor’s Credit Support Balance.

(ii)        If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the “Exchange Date”); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

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Paragraph 4. Dispute Resolution

(a)        Disputed Calculations or Valuations. If a party (a “Disputing Party”) reasonably disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

(1)        the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

(2)        in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

(3)        the parties will consult with each other in an attempt to resolve the dispute; and

(4)        if they fail to resolve the dispute by the Resolution Time, then:

(i)            in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)       utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

(B)       calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent’s original calculations will be used for the Transaction; and

(C)       utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

(ii)     in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

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(b)        No Event of Default.  The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

Paragraph 5. Transfer of Title, No Security Interest, Distributions and Interest Amount

(a)        Transfer of Title.    Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b)        No Security Interest.  Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)        Distributions and Interest Amount.

(i)       Distributions.  The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions (“Equivalent Distributions”) to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

(ii)       Interest Amount.  Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

Paragraph 6. Default

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

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Paragraph 7. Representation

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

Paragraph 8. Expenses

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

Paragraph 9. Miscellaneous

(a)        Default Interest.    Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)        Good Faith and Commercially Reasonable Manner.      Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c)        Demands and Notices.    All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d)        Specifications of Certain Matters.      Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 10. Definitions

As used in this Annex:

“Base Currency” means the currency specified as such in Paragraph 11(a)(i).

6	ISDA ® 1995

“Base Currency Equivalent” means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the “Other Currency”), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

“Credit Support Amount” means, with respect to a Transferor on a Valuation Date, (i) the Transferee’s Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

“Credit Support Balance” means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

“Delivery Amount” has the meaning specified in Paragraph 2(a).

“Disputing Party” has the meaning specified in Paragraph 4.

“Distributions” means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

“Distributions Date” means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

“Eligible Credit Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

“Eligible Currency” means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

“Equivalent Credit Support” means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

“Equivalent Distributions” has the meaning specified in Paragraph 5(c)(i).

“Exchange Date” has the meaning specified in Paragraph 11(d).

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“Exposure” means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

(x)        the amount of cash in such currency on that day; multiplied by

(y)        the relevant Interest Rate in effect for that day; divided by

(z)        360 (or, in the case of pounds sterling, 365).

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

“Interest Rate” means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

“Local Business Day”, unless otherwise specified in Paragraph 11(h), means:

(i)         in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

(ii)        in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

8	ISDA ® 1995

(iii)     in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

(iv)     in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

“New Credit Support” has the meaning specified in Paragraph 3(c)(i).

“Notification Time” has the meaning specified in Paragraph 11(c)(iv).

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 4; provided however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 2.

“Resolution Time” has the meaning specified in Paragraph 11(c)(i).

“Return Amount” has the meaning specified in Paragraph 2(b).

“Settlement Day” means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

“Threshold” means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

“Transferee” means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

“Transferor” means, in relation to a Transferee, the other party.

“Valuation Agent” has the meaning specified in Paragraph 11(c)(i).

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

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“Valuation Percentage” means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

“Valuation Time” has the meaning specified in Paragraph 11(c)(iii).

“Value” means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

(i)           Eligible Credit Support comprised in a Credit Support Balance that is:

(A)      an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

(B)       a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

(ii)          items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

10	ISDA ® 1995

Elections and Variables to the Credit Support Annex dated as of 4 March 2014

Between

Australia and New Zealand Banking Group Limited

(ABN 11 005 357 522)

(“Party A”)

and

Perpetual Trustee Company Limited (ABN 42 000 001 007)

(“Party B”)

and

Macquarie Securities Management Pty Limited

(ABN 26 003 435 443)

(“Manager”)

in relation to the ISDA Master Agreement and the Schedule to it dated 4 March 2014 between Party A, Party B and the Manager

Paragraph 11. Elections and Variables (Moody’s Credit Support Annex)

(a)	Base Currency and Eligible Currency.

(i)	“Base Currency” means United States Dollars (“USD”).

(ii)	“Eligible Currency” means the Base Currency, Euro, Great Britain Pounds (“Sterling”) and Japanese Yen (“Yen”).

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 2(a), as amended by deleting the words “upon a demand made by the Transferee on or promptly following a Valuation Date” and deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 11(b)” and inserting in lieu thereof the following:

“The “Delivery Amount” applicable to the Transferor for any Valuation Date will equal the amount by which A exceeds B, where:

A =	the Credit Support Amount for such Valuation Date.

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B =

the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).”.

(B)

“Return Amount” has the meaning as specified in Paragraph 2(b) except that the sentence beginning “Unless otherwise specified in Paragraph 11(b)” shall be deleted in its entirety and shall be replaced by the following:

“The “Return Amount” applicable to the Transferee for any Valuation Date will equal the amount by which A exceeds B, where:

A =

the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

B =	the Credit Support Amount for such Valuation Date.”.

(C)	“Credit Support Amount” means, for any Valuation Date:

(a)	if Party B is required under either or both of Section 17(a) or 17(b) of this Agreement to deliver collateral to Party B in accordance with this Annex, the greater of:

(i)	zero; and

(ii)	the sum of:

(A)	the Transferee’s Exposure; and

(B)	the aggregate of the Moody’s Additional Amounts in respect of such Valuation Date for all Transactions (other than the Transaction constituted by this Annex); or

(b)	if Party B is not required under any of Section 17(a) or 17(b) of this Agreement to deliver collateral to Party B in accordance with this Annex, zero.

(c)	In this section the following terms have the meanings set out below:

“Moody’s Additional Amount” means, for any Valuation Date, either:

(a)	if Party A elects at that time to calculate the Moody’s Additional Amount in the manner described in this sub-paragraph (a), the lesser of:

(i)	the sum of:

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(1)	the product of the Moody’s Cross Currency DV01 Multiplier and the Transaction Cross Currency DV01 for such Transaction; and

(2)	the product of the Moody’s Cross Currency Notional Amount Lower Multiplier and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; and

(ii)	the product of the Moody’s Cross Currency Notional Amount Higher Multiplier and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(b)	otherwise, the product of the Moody’s Potential Increase and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

“Moody’s Cross Currency DV01 Multiplier” means 15.

“Moody’s Cross Currency Notional Amount Higher Multiplier” means 0.09.

“Moody’s Cross Currency Notional Amount Lower Multiplier” means 0.06.

“Moody’s Potential Increase” means the percentage determined for a Valuation Date and a Transaction in accordance with the table set out in Annexure I to this Annex.

“Transaction Cross Currency DV01” means, with respect to a Transaction and any date of determination, the greater of (i) the estimated absolute change in the Base Currency Equivalent of the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve (denominated in the currency of Party A’s payment obligations under such Transaction) on such date and (ii) the estimated absolute change in the Base Currency Equivalent of the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve (denominated in the currency of Party B’s payment obligations under such Transaction) on such date, in each case as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent.

“Transaction Notional Amount” means:

(a)	in respect of any Transaction that is a cross currency hedge, the Base Currency Equivalent of the Currency Amount applicable to Party A’s payment obligations; and

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(b)	in respect of any other Transaction, the Base Currency Equivalent of the Notional Amount.

(ii)

Eligible Credit Support. Each item described in the table in Annexure II will qualify as “Eligible Credit Support” for Party A and will have a Valuation Percentage equal to the “Moody’s Valuation Percentage” (as defined in Annexure II).

(iii)	Thresholds.

(A)	“Independent Amount” means, for Party A and Party B, with respect to each Transaction, zero.

(B)	“Threshold” means for:

(i)	Party A: not applicable; and

(ii)	Party B: not applicable.

(C)	“Minimum Transfer Amount” means, with respect to Party A and Party B, USD100,000, provided that:

(1)	if an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

(2)	if an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

(3)	if:

(I)	Party A has satisfied Section 17(a)(ii), Section 17(a)(iii), Section 17(b)(ii) or Section 17(b)(iii) of the Agreement;

(II)	Party A has obtained the Moody’s First Trigger Required Ratings; or

(III)	the Notes of the Series Trust have a rating from Moody’s that is below A3,

the Minimum Transfer Amount with respect to Party B shall be zero.

(D)

“Rounding” The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of USD10,000 respectively (with a number falling halfway between being rounded up), subject to the maximum Return Amount being equal to the Credit Support Balance.

(iv)

“Exposure” has the meaning specified in Paragraph 10, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Section 17(d) (Close-Out Calculations) of this Agreement is deleted)” shall be inserted and (2) at the end of the definition of “Exposure”, the words “without assuming that the terms of such Replacement Transaction are materially less beneficial for the Transferee than the terms of this Agreement” shall be added.

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(c)	Valuation and Timing.

(i)	“Valuation Agent” means, Party A in all circumstances.

(ii)	“Valuation Date” means

(A)	each Wednesday or if Wednesday is not a Local Business Day, the next following Local Business Day; or

(B)	if so elected by Party A (from time to time by notice in writing to Party B and Manager), each Local Business Day.

(iii)

“Valuation Time” means the close of business in the Relevant Market on the Local Business Day first preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv)	“Notification Time” means by 1:00 p.m., Sydney time, on the Local Business Day immediately following the applicable Valuation Date or date of calculation, as applicable.

(v)	“Relevant Market” means:

(A)	with respect to the calculation of Value, the principal market in which the relevant Eligible Credit Support is traded; and

(B)	with respect to the calculation of Exposure, the location most closely associated with the relevant Transaction, each as determined by the Valuation Agent, or as otherwise agreed between the parties.

(d)	Exchange Date. “Exchange Date” has the meaning specified in Paragraph 3(c)(ii).

(e)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., Sydney time, on the first Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

(ii)

“Value” For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated by the Valuation Agent as the Base Currency Equivalent of the face amount thereof.

(iii)	“Alternative” The provisions of Paragraph 4 will apply.

(f)	Interest Amount.

(i)	“Interest Rate” The “Interest Rate” in relation to each Eligible Currency specified below will be:

Eligible Currency	Interest Rate

USD, Euro, Sterling and Yen

the highest available “Interest Rate” that the Valuation Agent acting in good faith and using reasonable endeavours, is able to obtain from a bank that has a short term rating from Moody’s of P-1 or higher, net of

15

applicable bank taxes and charges.

(ii)

“Transfer of Interest Amount” The transfer of the Interest Amount will be made on or within 5 Local Business Days after the last Local Business Day of each calendar month and on any other Local Business Day as agreed between the parties thereafter, or if that date is not a Valuation Date, the following Valuation Date.

(iii)

“Alternative to Interest Amount” The provisions of Paragraph 5(c)(ii) will apply. Party B shall not be obliged to transfer any Interest Amount unless and until it has earned and received such Interest Amount.

(g)	Account Details.

Party A:

CASH in USD , Euro, Sterling or Yen

Account With:	Australia and New Zealand Banking Group Limited

BSB:	As advised to Party B and the Manager

Account No:	As advised to Party B and the Manager

Reference:	As advised to Party B and the Manager

Austraclear Code:	As advised to Party B and the Manager

Party B: A segregated account designated as the “Collateral Account” to be opened by Party B (at the direction of the Manager) in the name of “Perpetual Trustee Company Limited as trustee for the SMART ABS Series 2014-1US Trust” and advised to Party A (including details of the account bank, the BSB number, the Account Number, any reference details and any Austraclear Code).

(h)	Other Provisions.

(i)	The following words are inserted at the end of the final paragraph of Paragraph 3(a):

“provided that any transfer of Eligible Credit Support by the Transferor pursuant to Paragraph 2(a) must be made not later than the close of business on the first Local Business Day following the relevant Valuation Date, regardless of whether any demand for transfer is received.”

(ii)	Early Termination.

The heading for Paragraph 6 shall be deleted and replaced with “Early Termination” and the following shall be added after the word “Default” in the first line of Paragraph 6: “or a Termination Event in relation to all (but not less than all) Transactions”.

16

(iii)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

(iv)	Single Transferor and Single Transferee.

Party A and Party B agree that, notwithstanding anything to the contrary in this Annex (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10), (a) the term “Transferee” as used in this Annex means only Party B; (b) the term “Transferor” as used in this Annex means only Party A; (c) only Party A will be required to make transfers of Eligible Credit Support under Paragraph 2(a); and (d) in the calculation of any Credit Support Amount, where the Transferee’s Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

(v)	Calculations.

Paragraph 3(b) of this Annex shall be amended by inserting the words “and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request” after the word “calculations” in the third line thereof.

(vi)	Demands and Notices.

Any demand, specification or notice under this Annex (each, a “Notice”), may be delivered orally, including by telephone. If such Notice is delivered orally, such oral Notice shall be confirmed promptly in writing (a “Notice Confirmation”) by tested telex, facsimile, electronic mail or actual delivery. Failure to provide that Notice Confirmation will not affect the validity of that oral Notice or constitute an Event of Default or Termination Event under the Agreement. All Notices shall be delivered to the addresses specified from time to time for the purposes of Section 12 of the Agreement.

(vii)	Definitions.

As used in this Annex, the following terms shall mean:

“Local Business Day” means a day on which commercial banks are open for business in London, New York, Sydney and Melbourne, but does not include a Saturday, a Sunday or a public holiday in London, New York, Sydney or Melbourne.

(viii)	Moody’s Credit Support Annex

This Annex is the “Moody’s Credit Support Annex” for the purposes of the Agreement.

17

Annexure I

Original Collateral Formulas – Swaps without Optionality
Swap Tenor (years)*	Moody’s Potential Increase
≤1	6.10%
> 1 and ≤ 2	6.30%
> 2 and ≤ 3	6.40%
> 3 and ≤ 4	6.60%
> 4 and ≤ 5	6.70%
> 5 and ≤ 6	6.80%
> 6 and ≤ 7	7.00%
> 7 and ≤ 8	7.10%
> 8 and ≤ 9	7.20%
> 9 and ≤ 10	7.30%
> 10 and ≤ 11	7.40%
> 11 and ≤ 12	7.50%
> 12 and ≤ 13	7.60%
> 13 and ≤ 14	7.70%
> 14 and ≤ 15	7.80%
> 15 and ≤ 16	7.90%
> 16 and ≤ 17	8.00%
> 17 and ≤ 18	8.10%
> 18 and ≤ 19	8.20%
> 19 and ≤ 20	8.20%

18

> 20 and ≤ 21	8.30%
> 21 and ≤ 22	8.40%
> 22 and ≤ 23	8.50% 5.00%
> 23 and ≤ 24	8.60%
> 24 and ≤ 25	8.60%
> 25 and ≤ 26	8.70%
> 26 and ≤ 27	8.80%
> 27 and ≤ 28	8.80%
> 29 and ≤ 28	8.90%
> 29	9.00%

* Swap “tenor” means the weighted average life of the Relevant Notes, taking account of prepayments and applicable amortisation triggers.

19

Annexure II

Instrument	Valuation Percentage
US Dollar Cash	100%
EURO Cash	94%
Sterling Cash	95%
Yen Cash	95%
US Dollar Denominated Fixed Rate Negotiable Debt issued by the US Treasury with Remaining Maturity
≤1 year	100%
>1 and ≤2	99%
>2 and ≤3	98%
>3 and ≤5	97%
>5 and ≤7	96%
>7 and ≤10	94%
>10 and ≤20	90%
>20	88%
US Dollar Denominated Floating Rate Negotiable Debt issued by the US Treasury
All Maturities	99%
US Dollar Fixed Rate US Agency Debentures with Remaining Maturity
≤1 year	99%
>1 and ≤2	99%
>2 and ≤3	98%
>3 and ≤5	96%
>5 and ≤7	93%
>7 and ≤10	93%
>10 and ≤20	89%
>20	87%
US Dollar Denominated Floating Rate US Agency Debentures
All Maturities	98%
EURO Denominated Fixed Rate Eurozone Government Bonds Rated Aa3 or Above by Moody’s with Remaining Maturity
≤1 year	94%
>1 and ≤2	93%
>2 and ≤3	92%
>3 and ≤5	90%
>5 and ≤7	89%
>7 and ≤10	88%
>10 and ≤20	84%
>20	82%
EURO Denominated Floating Rate Eurozone Government Bonds Rated Aa3 or Above by Moody’s
All Maturities	93%
Sterling Denominated Fixed Rated United Kingdom Gilts with Remaining Maturity with Remaining Maturity
≤1 year	94%
>1 and ≤2	93%
>2 and ≤3	92%
>3 and ≤5	91%
>5 and ≤7	90%
>7 and ≤10	89%
>10 and ≤20	86%
>20	84%
Sterling Denominated Floating Rated United Kingdom Gilts
All Maturities	94%
Yen Denominated Fixed Rate Japanese Government Bonds with Remaining Maturity
≤1 year	96%
>1 and ≤2	95%
>2 and ≤3	94%
>3 and ≤5	93%
>5 and ≤7	92%
>7 and ≤10	91%
>10 and ≤20	87%
>20	86%
Yen Denominated Floating Rate Japanese Government Bonds
All Maturities	95%

“Moody’s Valuation Percentage” means, in respect of each instrument in the above table, the corresponding valuation percentage.

20

Australia and New Zealand Banking Group Limited Level 15, 100 Queen Street Melbourne VIC 3000 Telephone 61 3 8655 34200 Fascimile 61 3 8699 6951 www.anz.com ABN 11 005 357 522

ACTION REQUIRED: PLEASE SIGN & FAX BACK ALL PAGES TO +61 (0)3 8699 6951 WITHIN 5 BUSINESS DAYS *IF YOU ARE AN EMATCHING CLIENT PLEASE REVIEW AND CONFIRM*

Date: 10 March 2014	Our Ref: IRS8969719

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000 Attention: Manager, Securitisation Services	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000 Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-1 NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 4 March 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	IRS8969719

2.	Trade Date:	6 March 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Fixed and Floating Amounts

5.1	Monthly Fixed Amounts Payable by Party A:

(A) Monthly Fixed Rate Payer:		Party A

Calculation Amount:		For each Monthly Fixed Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Fixed Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:		0.220000% per annum.

Fixed Rate Day Count Fraction:		Actual/360

(B) Monthly Fixed Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Fixed Amount in relation to that Monthly Fixed Rate Payer Payment Date

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day

Convention.

Rate:		0.220000% per annum

Fixed Rate Day Count Fraction:		Actual/360

(C) Unpaid Fixed Amount		On each Monthly Fixed Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Fixed Amount, if any, in relation to that Monthly Fixed Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.225000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.225000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Fixed Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Fixed Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$100,166,944.91. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$90,000,000.00. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New

York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the date which is the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$0.8985

	A$ Exchange Rate:	1/ US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(a) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its Melbourne Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)      the A$ Principal Entitlement in relation to that Distribution Date;

(b)      the A$ Class A-1 Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)      the Unpaid Fixed Amount (if any) in relation to that Distribution Date; and

(d)      the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)                    Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)                 Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New Zealand Banking Group Limited ABN 11 005 357 522

By: /s/ Bruce Frederick
(Authorised Officer)

Name	Bruce Frederick
Title	Team Manager OTC Derivative Confirmations

Confirmed as at the date first written above:			Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust			SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 (Signed in Sydney, POA Ref: #42 dated 8th July 2013)

By: /s/ Hagbarth Strom		/s/ Nora McDonnell	By: /s/ Kevin Lee		/s/ Robert McRobbie
(Authorised Officer)			(Authorised Officer)

Name	Hagbarth Strom	Nora McDonnell	Name	Kevin Lee	Robert McRobbie

Title	Manager	Manager	Title	Division Director	Division Director Legal Risk Management

Definitions Schedule for Confirmation in relation to Class A-1 Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-1 Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-1 Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause 9.4(a) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraph 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Melbourne, Sydney, London and New York, other than a Saturday, a Sunday or a public holiday in Melbourne, Sydney, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“Monthly Fixed Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.1.

“Monthly Floating Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Relevant Agency Agreement” means the Agency Agreement dated on or about 4 March 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-1 Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-1 Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated 4 March 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated 4 March 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Fixed Amount” in relation to a Monthly Fixed Rate Payer Payment Date means the aggregate amount of the Monthly Fixed Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Fixed Rate Payer Payment Date which have not been paid by Party A on any Monthly Fixed Rate Payer Payment Date preceding that Monthly Fixed Rate Payer Payment Date in reliance on paragraph 5.3.

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

For any queries, please refer to the contacts below:

Contact Information:
FX Options and Bullion Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3432 Fax: + (613) 8699 6951
Interest Rate Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3216 Fax: + (613) 8699 6951
Credit Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3172 Fax: + (613) 8699 6951
Novations	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3420 Fax: + (613) 8699 6951
FX Options and Bullion Settlement	Email: CommodityandCurrencyOptionOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6951
Interest Rate Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952
Credit Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952
Fixed Interest Settlement and Confirmations	Email: ANZMktsOpsFIXEDINCOME@anz.com Phone: + (613) 8655 3267 Fax: 1 300 369 158 Australian clients Fax: + (613) 8581 5359 Non Australian clients

After hours support for Derivatives Enquiries & Settlement	Email: CLOLondon@anz.com Phone: + (4420) 3229-2071 Fax: + (613) 8699 6952

Australia and New Zealand Banking Group Limited Level 15, 100 Queen Street Melbourne VIC 3000 Telephone 61 3 8655 34200 Fascimile 61 3 8699 6951 www.anz.com ABN 11 005 357 522

ACTION REQUIRED: PLEASE SIGN & FAX BACK ALL PAGES TO +61 (0)3 8699 6951 WITHIN 5 BUSINESS DAYS *IF YOU ARE AN EMATCHING CLIENT PLEASE REVIEW AND CONFIRM*

Date: 10 March 2014	Our Ref: IRS8969764

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000 Attention: Manager, Securitisation Services	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000 Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-2a NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 4 March 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	IRS8969764

2.	Trade Date:	6 March 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Fixed and Floating Amounts

5.1	Monthly Fixed Amounts Payable by Party A:

(A) Monthly Fixed Rate Payer:		Party A

Calculation Amount:		For each Monthly Fixed Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Fixed Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:		0.580000% per annum.

Fixed Rate Day Count Fraction:		30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)

(B) Monthly Fixed Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Fixed Amount in relation to that Monthly Fixed Rate Payer Payment Date

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Rate:		0.580000% per annum

Fixed Rate Day Count Fraction:		30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)

(C) Unpaid Fixed Amount		On each Monthly Fixed Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Fixed Amount, if any, in relation to that Monthly Fixed Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.647500% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.647500% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

I A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Fixed Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Fixed Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

Initial Exchange Date:		Effective Date

Party A Initial Exchange Amount:		The A$ Equivalent of the Party B Initial Exchange Amount, being A$104,613,881.58. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$93,995,572.60. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the date which is the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$0.8985

	A$ Exchange Rate:	1/ US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(a) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its Melbourne Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)      the A$ Principal Entitlement in relation to that Distribution Date;

(b)      the A$ Class A-A2a Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)      the Unpaid Fixed Amount (if any) in relation to that Distribution Date; and

(d)      the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)                    Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)                 Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New Zealand Banking Group Limited ABN 11 005 357 522

By: /s/ Bruce Frederick
(Authorised Officer)

Name	Bruce Frederick
Title	Team Manager OTC Derivative Confirmations

Confirmed as at the date first written above:			Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust			SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 (Signed in Sydney, POA Ref: #42 dated 8th July 2013)

By: /s/ Hagbarth Strom		/s/ Nora McDonnell	By: /s/ Kevin Lee		/s/ Robert McRobbie
(Authorised Officer)			(Authorised Officer)

Name	Hagbarth Strom	Nora McDonnell	Name	Kevin Lee	Robert McRobbie
Title	Manager	Manager	Title	Division Director	Division Director Legal Risk Management

Definitions Schedule for Confirmation in relation to Class A-2a Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-2a Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-2a Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause 9.4(b) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraph 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Melbourne, Sydney, London and New York, other than a Saturday, a Sunday or a public holiday in Melbourne, Sydney, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“Monthly Fixed Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.1.

“Monthly Floating Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Relevant Agency Agreement” means the Agency Agreement dated on or about 4 March 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-2a Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-2a Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated 4 March 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated 4 March 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Fixed Amount” in relation to a Monthly Fixed Rate Payer Payment Date means the aggregate amount of the Monthly Fixed Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Fixed Rate Payer Payment Date which have not been paid by Party A on any Monthly Fixed Rate Payer Payment Date preceding that Monthly Fixed Rate Payer Payment Date in reliance on paragraph 5.3.

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

For any queries, please refer to the contacts below:

Contact Information:
FX Options and Bullion Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3432 Fax: + (613) 8699 6951

Interest Rate Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3216 Fax: + (613) 8699 6951

Credit Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3172 Fax: + (613) 8699 6951

Novations	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3420 Fax: + (613) 8699 6951

FX Options and Bullion Settlement	Email: CommodityandCurrencyOptionOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6951

Interest Rate Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952

Credit Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952

Fixed Interest Settlement and Confirmations	Email: ANZMktsOpsFIXEDINCOME@anz.com Phone: + (613) 8655 3267 Fax: 1 300 369 158 Australian clients Fax: + (613) 8581 5359 Non Australian clients

After hours support for Derivatives Enquiries & Settlement	Email: CLOLondon@anz.com Phone: + (4420) 3229-2071 Fax: + (613) 8699 6952

Australia and New Zealand Banking Group Limited Level 15, 100 Queen Street Melbourne VIC 3000 Telephone 61 3 8655 34200 Fascimile 61 3 8699 6951 www.anz.com ABN 11 005 357 522

ACTION REQUIRED: PLEASE SIGN & FAX BACK ALL PAGES TO +61 (0)3 8699 6951 WITHIN 5 BUSINESS DAYS *IF YOU ARE AN EMATCHING CLIENT PLEASE REVIEW AND CONFIRM*

Date: 10 March 2014	Our Ref: IRS8969796

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000 Attention: Manager, Securitisation Services	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000 Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-2b NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 4 March 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	IRS8969796

2.	Trade Date:	6 March 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Floating Amounts

5.1	Monthly Floating Amounts Payable by Party A:

(A) Monthly Floating Rate Payer:		Party A

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month.

Spread:		Plus 0.300000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/360

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month

Spread:		Plus 0.300000% per annum for each Calculation Period

Floating Rate Day Count Fraction:		Actual/360

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(C) Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.595000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.595000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Floating Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Floating Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

Party A Initial Exchange Amount:		The A$ Equivalent of the Party B Initial Exchange Amount, being A$44,518,642.18. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$40,000,000.00. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

Interim Exchange Date:		In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

Party A Interim Exchange Amount:		In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

Party B Interim Exchange Amount:		In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

Final Exchange Date:		In respect of Party A and Party B means the Termination Date.

Party A Final Exchange Amount:		In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

Party B Final Exchange Amount:		In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

US$ Exchange Rate:		Means, with respect to each A$1.00, US$0.8985

A$ Exchange Rate:		1/US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

Account for payments in US$		The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

Account for payments in A$		The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

Account for payments in US$		The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2)(b) of the Schedule to the Agreement.

Account for payments in A$		The account notified in writing by Party B to Party A in accordance with Part 5(2)(a) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its Melbourne Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)             the A$ Principal Entitlement in relation to that Distribution Date;

(b)             the A$ Class A-2b Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)             the Unpaid Floating Amount (if any) in relation to that Distribution Date; and

(d)             the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)              Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)             Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to

Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New Zealand Banking Group Limited ABN 11 005 357 522

By: /s/ Bruce Frederick
(Authorised Officer)

Name	Bruce Frederick
Title	Team Manager OTC Derivative Confirmations

Confirmed as at the date first written above:			Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust			SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 (Signed in Sydney, POA Ref: #42 dated 8th July 2013)

By: /s/ Hagbarth Strom		/s/ Nora McDonnell	By: /s/ Kevin Lee		/s/ Robert McRobbie
(Authorised Officer)			(Authorised Officer)

Name	Hagbarth Strom	Nora McDonnell	Name	Kevin Lee	Robert McRobbie
Title	Manager	Manager	Title	Division Director	Division Director
Legal Risk Management

Definitions Schedule for Confirmation in relation to Class A-2b Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-2b Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-2b Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause 9.4(c) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Sydney, Melbourne, London and New York, other than a Saturday, a Sunday or a public holiday in Sydney, Melbourne, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“London/New York Business Day” means any day on which banks are open for business in London and New York City, other than a Saturday, a Sunday or a public holiday in London or New York City.

“Monthly Floating Amount” means (i) in respect of Party A, the amount or amounts (as applicable) calculated in accordance with paragraph 5.1 , and (ii) in respect of Party B, the amount or amounts (as applicable) calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Rate Page” means the Reuters Screen LIBOR01 Page or, if the Reuters Screen LIBOR01 Page ceases to quote the relevant rate, such other screen, page, section or part of Reuters as quotes the relevant rate and is selected by the Agent Bank.

“Relevant Agency Agreement” means the Agency Agreement dated on or about 4 March 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-2b Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-2b Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated 4 March 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated 4 March 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party A on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“USD-LIBOR-BBA” for an Interest Period will be calculated by the Agent Bank in accordance with paragraphs (a) and (b), as applicable, below.

(a)	on the second London/New York Business Day before the beginning of the Interest Period (a “US$ Floating Rate Set Date”) the Agent Bank will determine the rate “USD-LIBOR-BBA”, as the applicable Floating Rate Option under the 2006 ISDA Definitions of the International Swaps and Derivatives Association, Inc. (the “ISDA Definitions”), being the rate applicable to any Interest Period for one month deposits in US$ in the London inter bank market which appears on the Rate Page as of 11.00am, (London time) on the US$ Floating Rate Set Date; and

(b)	if the rate referred to in paragraph (a) does not appear on the Rate Page on the relevant US$ Floating Rate Set Date, the USD-LIBOR-BBA for that Interest Period will be determined as if the Issuer Trustee and the Agent Bank had specified “USD-LIBOR-Reference Banks”, as the applicable Floating Rate Option under the ISDA Definitions. For this purpose “USD-LIBOR-Reference Banks” means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US$ are offered by the Reference Banks (being four major banks in the London interbank market determined by the Agent Bank) at approximately 11.00am, London time, on the US$ Floating Rate Set Date to prime banks in the London interbank market for a period of one month commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Agent Bank will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Agent Bank, at approximately 11.00am, New York City time, on that US$ Floating Rate Set Date for loans in US$ to leading European banks for a period of one month commencing on the first day of the Interest Period and in a Representative Amount. If no such rates are available in New York City, then the USD-LIBOR-BBA for such Interest Period will be the most recently determined rate in accordance with paragraph (a).

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation

For any queries, please refer to the contacts below:

Contact Information:
FX Options and Bullion Confirmation	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3432
Fax: + (613) 8699 6951
Interest Rate Derivatives Confirmation	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3216
Fax: + (613) 8699 6951
Credit Derivatives Confirmation	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3172
Fax: + (613) 8699 6951
Novations	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3420
Fax: + (613) 8699 6951
FX Options and Bullion Settlement	Email: CommodityandCurrencyOptionOperations@anz.com
Phone: + (613) 8655 3156
Fax: + (613) 8699 6951
Interest Rate Derivatives Settlement	Email: DerivativeOperations@anz.com
Phone: + (613) 8655 3156
Fax: + (613) 8699 6952
Credit Derivatives Settlement	Email: DerivativeOperations@anz.com
Phone: + (613) 8655 3156
Fax: + (613) 8699 6952
Fixed Interest Settlement and Confirmations	Email: ANZMktsOpsFIXEDINCOME@anz.com
Phone: + (613) 8655 3267
Fax: 1 300 369 158 Australian clients
Fax: + (613) 8581 5359 Non Australian clients

After hours support for Derivatives Enquiries & Settlement	Email: CLOLondon@anz.com
Phone: + (4420) 3229-2071
Fax: + (613) 8699 6952

Australia and New Zealand Banking Group Limited Level 15, 100 Queen Street Melbourne VIC 3000 Telephone 61 3 8655 34200 Fascimile 61 3 8699 6951 www.anz.com ABN 11 005 357 522

ACTION REQUIRED: PLEASE SIGN & FAX BACK ALL PAGES TO +61 (0)3 8699 6951 WITHIN 5 BUSINESS DAYS *IF YOU ARE AN EMATCHING CLIENT PLEASE REVIEW AND CONFIRM*

Date: 10 March 2014	Our Ref: IRS8969820

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000 Attention: Manager, Securitisation Services	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000 Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-3a NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 4 March 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	IRS8969820

2.	Trade Date:	6 March 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Fixed and Floating Amounts

5.1	Monthly Fixed Amounts Payable by Party A:

(A) Monthly Fixed Rate Payer:		Party A

Calculation Amount:		For each Monthly Fixed Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Fixed Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:		0.950000% per annum.

Fixed Rate Day Count Fraction:		30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)

(B) Monthly Fixed Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Fixed Amount in relation to that Monthly Fixed Rate Payer Payment Date

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day

Convention.

Rate:		0.950000% per annum

Fixed Rate Day Count Fraction:		30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)

(C) Unpaid Fixed Amount		On each Monthly Fixed Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Fixed Amount, if any, in relation to that Monthly Fixed Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.937500% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day

Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.937500% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Fixed Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Fixed Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$77,898,781.30. To be paid by Party A to Party B.

	Party B Initial Exchange Amount:	The total Invested Amount of the Relevant Notes on the Issue Date, being US$69,992,055.00. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the date which is the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$0.8985

	A$ Exchange Rate:	1/ US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

Account for payments in US$		The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2)(b) of the Schedule to the Agreement.

Account for payments in A$		The account notified in writing by Party B to Party A in accordance with Part 5(2)(a) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its Melbourne Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)             the A$ Principal Entitlement in relation to that Distribution Date;

(b)             the A$ Class A-3a Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)             the Unpaid Fixed Amount (if any) in relation to that Distribution Date; and

(d)             the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)              Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)             Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New Zealand Banking Group Limited ABN 11 005 357 522

By: /s/ Bruce Frederick
(Authorised Officer)

Name	Bruce Frederick
Title	Team Manager OTC Derivitate Confirmations

Confirmed as at the date first written above:			Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust			SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 (Signed in Sydney, POA Ref: #42 dated 8th July 2013)

By: /s/ Hagbarth Strom		/s/ Nora McDonnell	By: /s/ Kevin Lee		/s/ Robert McRobbie
(Authorised Officer)			(Authorised Officer)

Name	Hagbarth Strom	Nora McDonnell	Name	Kevin Lee	Robert McRobbie
Title	Manager	Manager	Title	Division Director	Division Director Legal Risk Management

Definitions Schedule for Confirmation in relation to Class A-3a Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-3a Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-3a Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause 9.4(d) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraph 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Melbourne, Sydney, London and New York, other than a Saturday, a Sunday or a public holiday in Melbourne, Sydney, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“Monthly Fixed Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.1.

“Monthly Floating Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Relevant Agency Agreement” means the Agency Agreement dated on or about 4 March 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-3a Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-3a Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated 4 March 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated 4 March 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Fixed Amount” in relation to a Monthly Fixed Rate Payer Payment Date means the aggregate amount of the Monthly Fixed Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Fixed Rate Payer Payment Date which have not been paid by Party A on any Monthly Fixed Rate Payer Payment Date preceding that Monthly Fixed Rate Payer Payment Date in reliance on paragraph 5.3.

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

For any queries, please refer to the contacts below:

Contact Information:
FX Options and Bullion Confirmation	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3432
Fax: + (613) 8699 6951
Interest Rate Derivatives Confirmation	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3216
Fax: + (613) 8699 6951
Credit Derivatives Confirmation	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3172
Fax: + (613) 8699 6951
Novations	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3420
Fax: + (613) 8699 6951
FX Options and Bullion Settlement	Email: CommodityandCurrencyOptionOperations@anz.com
Phone: + (613) 8655 3156
Fax: + (613) 8699 6951
Interest Rate Derivatives Settlement	Email: DerivativeOperations@anz.com
Phone: + (613) 8655 3156
Fax: + (613) 8699 6952
Credit Derivatives Settlement	Email: DerivativeOperations@anz.com
Phone: + (613) 8655 3156
Fax: + (613) 8699 6952
Fixed Interest Settlement and Confirmations	Email: ANZMktsOpsFIXEDINCOME@anz.com
Phone: + (613) 8655 3267
Fax: 1 300 369 158 Australian clients
Fax: + (613) 8581 5359 Non Australian clients

After hours support for Derivatives Enquiries & Settlement	Email: CLOLondon@anz.com Phone: + (4420) 3229-2071 Fax: + (613) 8699 6952

Page10 of 10

Australia and New Zealand Banking Group Limited Level 15, 100 Queen Street Melbourne VIC 3000 Telephone 61 3 8655 34200 Fascimile 61 3 8699 6951 www.anz.com ABN 11 005 357 522

ACTION REQUIRED: PLEASE SIGN & FAX BACK ALL PAGES TO +61 (0)3 8699 6951 WITHIN 5 BUSINESS DAYS *IF YOU ARE AN EMATCHING CLIENT PLEASE REVIEW AND CONFIRM*

Date: 10 March 2014	Our Ref: IRS8969844

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000 Attention: Manager, Securitisation Services	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000 Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-3b NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 4 March 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	IRS8969844

2.	Trade Date:	6 March 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Floating Amounts

5.1	Monthly Floating Amounts Payable by Party A:

(A) Monthly Floating Rate Payer:		Party A

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month.

Spread:		Plus 0.400000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/360

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day

Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month

Spread:		Plus 0.400000% per annum for each Calculation Period

Floating Rate Day Count Fraction:		Actual/360

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(C) Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.895000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 0.895000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Floating Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Floating Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$106,844,741.24. To be paid by Party A to Party B.

Party B Initial Exchange Amount:	The total Invested Amount of the Relevant Notes on the Issue Date, being US$96,000,000.00. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

Interim Exchange Date:		In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

Party A Interim Exchange Amount:		In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

Party B Interim Exchange Amount:		In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

Final Exchange Date:		In respect of Party A and Party B means the Termination Date.

Party A Final Exchange Amount:		In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

Party B Final Exchange Amount:		In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

US$ Exchange Rate:		Means, with respect to each A$1.00, US$0.8985

A$ Exchange Rate:		1/US$ Exchange Rate

8.	Account Details
8.1	Payments to Party A

Account for payments in US$		The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

Account for payments in A$		The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

Account for payments in US$		The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2)(b) of the Schedule to the Agreement.

Account for payments in A$		The account notified in writing by Party B to Party A in accordance with Part 5(2)(a) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its Melbourne Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)             the A$ Principal Entitlement in relation to that Distribution Date;

(b)             the A$ Class A-3b Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)             the Unpaid Floating Amount (if any) in relation to that Distribution Date; and

(d)             the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

                   “Payments under this Agreement by:

(i)              Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)             Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to

Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New Zealand Banking Group Limited ABN 11 005 357 522

By: /s/ Bruce Frederick
(Authorised Officer)

Name	Bruce Frederick

Title	Team Manager
OTC Derivative Confirmations

Confirmed as at the date first written above:			Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust			SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 (Signed in Sydney, POA Ref: #42 dated 8th July 2013)

By: /s/ Hagbarth Strom		/s/ Nora McDonnell	By: /s/ Kevin Lee		/s/ Robert McRobbie
(Authorised Officer)			(Authorised Officer)

Name	Hagbarth Strom	Nora McDonnell	Name	Kevin Lee	Robert McRobbie

Title	Manager	Manager	Title	Division Director	Division Director Legal Risk Management

Definitions Schedule for Confirmation in relation to Class A-3b Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-3b Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-3b Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause 9.4(e) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Sydney, Melbourne, London and New York, other than a Saturday, a Sunday or a public holiday in Sydney, Melbourne, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“London/New York Business Day” means any day on which banks are open for business in London and New York City, other than a Saturday, a Sunday or a public holiday in London or New York City.

“Monthly Floating Amount” means (i) in respect of Party A, the amount or amounts (as applicable) calculated in accordance with paragraph 5.1 , and (ii) in respect of Party B, the amount or amounts (as applicable) calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Rate Page” means the Reuters Screen LIBOR01 Page or, if the Reuters Screen LIBOR01 Page ceases to quote the relevant rate, such other screen, page, section or part of Reuters as quotes the relevant rate and is selected by the Agent Bank.

“Relevant Agency Agreement” means the Agency Agreement dated on or about 4 March 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-3b Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-3b Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated 4 March 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated 4 March 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party A on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“USD-LIBOR-BBA” for an Interest Period will be calculated by the Agent Bank in accordance with paragraphs (a) and (b), as applicable, below.

(a)	on the second London/New York Business Day before the beginning of the Interest Period (a “US$ Floating Rate Set Date”) the Agent Bank will determine the rate “USD-LIBOR-BBA”, as the applicable Floating Rate Option under the 2006 ISDA Definitions of the International Swaps and Derivatives Association, Inc. (the “ISDA Definitions”), being the rate applicable to any Interest Period for one month deposits in US$ in the London inter bank market which appears on the Rate Page as of 11.00am, (London time) on the US$ Floating Rate Set Date; and

(b)	if the rate referred to in paragraph (a) does not appear on the Rate Page on the relevant US$ Floating Rate Set Date, the USD-LIBOR-BBA for that Interest Period will be determined as if the Issuer Trustee and the Agent Bank had specified “USD-LIBOR-Reference Banks”, as the applicable Floating Rate Option under the ISDA Definitions. For this purpose “USD-LIBOR-Reference Banks” means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US$ are offered by the Reference Banks (being four major banks in the London interbank market determined by the Agent Bank) at approximately 11.00am, London time, on the US$ Floating Rate Set Date to prime banks in the London interbank market for a period of one month commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Agent Bank will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Agent Bank, at approximately 11.00am, New York City time, on that US$ Floating Rate Set Date for loans in US$ to leading European banks for a period of one month commencing on the first day of the Interest Period and in a Representative Amount. If no such rates are available in New York City, then the USD-LIBOR-BBA for such Interest Period will be the most recently determined rate in accordance with paragraph (a).

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation

For any queries, please refer to the contacts below:

Contact Information:
FX Options and Bullion Confirmation	Email: GlobalConfirmations@anz.com
Phone: + (613) 8655 3432
Fax: + (613) 8699 6951
Interest Rate Derivatives Confirmation	Email: GlobalConfirmations@anz.com

Phone: + (613) 8655 3216
Fax: + (613) 8699 6951
Credit Derivatives Confirmation	Email: GlobalConfirmations@anz.com

Phone: + (613) 8655 3172
Fax: + (613) 8699 6951
Novations	Email: GlobalConfirmations@anz.com

Phone: + (613) 8655 3420
Fax: + (613) 8699 6951
FX Options and Bullion Settlement	Email: CommodityandCurrencyOptionOperations@anz.com

Phone: + (613) 8655 3156
Fax: + (613) 8699 6951
Interest Rate Derivatives Settlement	Email: DerivativeOperations@anz.com

Phone: + (613) 8655 3156
Fax: + (613) 8699 6952
Credit Derivatives Settlement	Email: DerivativeOperations@anz.com

Phone: + (613) 8655 3156
Fax: + (613) 8699 6952
Fixed Interest Settlement and Confirmations	Email: ANZMktsOpsFIXEDINCOME@anz.com

Phone: + (613) 8655 3267
Fax: 1 300 369 158 Australian clients
Fax: + (613) 8581 5359 Non Australian clients

After hours support for Derivatives Enquiries & Settlement	Email: CLOLondon@anz.com
Phone: + (4420) 3229-2071
Fax: + (613) 8699 6952

Australia and New Zealand Banking Group Limited Level 15, 100 Queen Street Melbourne VIC 3000 Telephone 61 3 8655 34200 Fascimile 61 3 8699 6951 www.anz.com ABN 11 005 357 522

ACTION REQUIRED: PLEASE SIGN & FAX BACK ALL PAGES TO +61 (0)3 8699 6951 WITHIN 5 BUSINESS DAYS *IF YOU ARE AN EMATCHING CLIENT PLEASE REVIEW AND CONFIRM*

Date: 10 March 2014	Our Ref: IRS8969869

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000 Attention: Manager, Securitisation Services	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000 Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-4a NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 4 March 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	IRS8969869

2.	Trade Date:	6 March 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Fixed and Floating Amounts

5.1	Monthly Fixed Amounts Payable by Party A:

(A) Monthly Fixed Rate Payer:		Party A

Calculation Amount:		For each Monthly Fixed Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Fixed Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:		1.680000 per annum.

Fixed Rate Day Count Fraction:		30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)

(B) Monthly Fixed Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Fixed Amount in relation to that Monthly Fixed Rate Payer Payment Date

Monthly Fixed Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day

Convention.

Rate:		1.680000% per annum

Fixed Rate Day Count Fraction:		30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)

(C) Unpaid Fixed Amount		On each Monthly Fixed Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Fixed Amount, if any, in relation to that Monthly Fixed Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 1.270000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day

Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 1.270000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Fixed Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Fixed Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$55,630,550.92. To be paid by Party A to Party B.

	Party B Initial Exchange Amount:	The total Invested Amount of the Relevant Notes on the Issue Date, being US$49,984,050.00. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.
6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the date which is the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$0.8985

	A$ Exchange Rate:	1/ US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(a) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its Melbourne Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)      the A$ Principal Entitlement in relation to that Distribution Date;

(b)      the A$ Class A-4a Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)      the Unpaid Fixed Amount (if any) in relation to that Distribution Date; and

(d)      the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)                    Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)                 Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New Zealand Banking Group Limited ABN 11 005 357 522

By: /s/ Bruce Frederick
(Authorised Officer)

Name	Bruce Frederick
Title	Team Manager OTC Derivative Confirmations

Confirmed as at the date first written above:			Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust			SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 (Signed in Sydney, POA Ref: #42 dated 8th July 2013)

By: /s/ Hagbarth Strom		/s/ Nora McDonnell	By: /s/ Kevin Lee		/s/ Robert McRobbie
(Authorised Officer)			(Authorised Officer)

Name	Hagbarth Strom	Nora McDonnell	Name	Kevin Lee	Robert McRobbie
Title	Manager	Manager	Title	Division Director	Division Director Legal Risk Management

Definitions Schedule for Confirmation in relation to Class A-4a Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-4a Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-4a Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause 9.4(f) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraph 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Melbourne, Sydney, London and New York, other than a Saturday, a Sunday or a public holiday in Melbourne, Sydney, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“Monthly Fixed Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.1.

“Monthly Floating Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Relevant Agency Agreement” means the Agency Agreement dated on or about 4 March 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-4a Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-4a Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated 4 March 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated 4 March 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Fixed Amount” in relation to a Monthly Fixed Rate Payer Payment Date means the aggregate amount of the Monthly Fixed Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Fixed Rate Payer Payment Date which have not been paid by Party A on any Monthly Fixed Rate Payer Payment Date preceding that Monthly Fixed Rate Payer Payment Date in reliance on paragraph 5.3.

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

For any queries, please refer to the contacts below:

Contact Information:
FX Options and Bullion Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3432 Fax: + (613) 8699 6951
Interest Rate Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3216 Fax: + (613) 8699 6951
Credit Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3172 Fax: + (613) 8699 6951
Novations	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3420 Fax: + (613) 8699 6951
FX Options and Bullion Settlement	Email: CommodityandCurrencyOptionOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6951
Interest Rate Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952
Credit Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952
Fixed Interest Settlement and Confirmations	Email: ANZMktsOpsFIXEDINCOME@anz.com Phone: + (613) 8655 3267 Fax: 1 300 369 158 Australian clients Fax: + (613) 8581 5359 Non Australian clients

After hours support for Derivatives Enquiries & Settlement	Email: CLOLondon@anz.com Phone: + (4420) 3229-2071 Fax: + (613) 8699 6952

Australia and New Zealand Banking Group Limited Level 15, 100 Queen Street Melbourne VIC 3000 Telephone 61 3 8655 34200 Fascimile 61 3 8699 6951 www.anz.com ABN 11 005 357 522

ACTION REQUIRED: PLEASE SIGN & FAX BACK ALL PAGES TO +61 (0)3 8699 6951 WITHIN 5 BUSINESS DAYS *IF YOU ARE AN EMATCHING CLIENT PLEASE REVIEW AND CONFIRM*

Date: 10 March 2014	Our Ref: IRS8969885

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000 Attention: Manager, Securitisation Services	Macquarie Securities Management Pty Limited Level 1, 1 Martin Place Sydney NSW 2000 Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-4b NOTES SMART ABS Series 2014-1US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 4 March 2014, as amended, novated or supplemented from time to time (the “Agreement”), between Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	IRS8969885

2.	Trade Date:	6 March 2014

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)             the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b)             the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5.	Floating Amounts

5.1	Monthly Floating Amounts Payable by Party A:

(A) Monthly Floating Rate Payer:		Party A

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month.

Spread:		Plus 0.600000% per annum for each Calculation Period.

Floating Rate Day Count		Actual/360
Fraction:

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party A

Calculation Amount		An amount equal to the Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		USD-LIBOR-BBA (as defined in this Confirmation)

Designated Maturity:		One month

Spread:		Plus 0.600000% per annum for each Calculation Period

Floating Rate Day Count Fraction:		Actual/360

Reset Dates:		The first day of each Calculation Period

Compounding:		Inapplicable

(C) Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

(A) Monthly Floating Rate Payer:		Party B

Calculation Amount:		For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 1.235000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(B) Monthly Floating Rate Payer:		Party B

Calculation Amount		An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

Monthly Floating Rate Payer Payment Dates:		Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:		AUD-BBR-BBSW

Designated Maturity:		One month.

Spread:		Plus 1.235000% per annum for each Calculation Period.

Floating Rate Day Count Fraction:		Actual/365 (Fixed)

Reset Dates		The first day of each Calculation Period

Compounding:		Inapplicable

(C) A$ Unpaid Floating Amount		On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Floating Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Floating Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

Party A Initial Exchange Amount:		The A$ Equivalent of the Party B Initial Exchange Amount, being A$66,777,963.27. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$60,000,000.00. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates

For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$0.8985

	A$ Exchange Rate:	1/ US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.
8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(a) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its Melbourne Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)      the A$ Principal Entitlement in relation to that Distribution Date;

(b)      the A$ Class A-4b Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)      the Unpaid Floating Amount (if any) in relation to that Distribution Date; and

(d)      the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)                    Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)                 Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to

Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of Australia and New Zealand Banking Group Limited ABN 11 005 357 522

By: /s/ Bruce Frederick
(Authorised Officer)

Name	Bruce Frederick
Title	Team Manager OTC Derivative Confirmations

Confirmed as at the date first written above:			Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 2014-1US Trust			SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443 (Signed in Sydney, POA Ref: #42 dated 8th July 2013)

By: /s/ Hagbarth Strom		/s/ Nora McDonnell	By: /s/ Kevin Lee		/s/ Robert McRobbie
(Authorised Officer)			(Authorised Officer)

Name	Hagbarth Strom	Nora McDonnell	Name	Kevin Lee	Robert McRobbie
Title	Manager	Manager	Title	Division Director	Division Director Legal Risk Management

Definitions Schedule for Confirmation in relation to Class A-4b Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-4b Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-4b Notes from Available Income (as defined in the Series Supplement) under clause 10.1 of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clause 9.4(g) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Sydney, Melbourne, London and New York, other than a Saturday, a Sunday or a public holiday in Sydney, Melbourne, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“London/New York Business Day” means any day on which banks are open for business in London and New York City, other than a Saturday, a Sunday or a public holiday in London or New York City.

“Monthly Floating Amount” means (i) in respect of Party A, the amount or amounts (as applicable) calculated in accordance with paragraph 5.1 , and (ii) in respect of Party B, the amount or amounts (as applicable) calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Rate Page” means the Reuters Screen LIBOR01 Page or, if the Reuters Screen LIBOR01 Page ceases to quote the relevant rate, such other screen, page, section or part of Reuters as quotes the relevant rate and is selected by the Agent Bank.

“Relevant Agency Agreement” means the Agency Agreement dated on or about 4 March 2014 between the Relevant Note Trustee, Party B, the Manager and The Bank of New York Mellon.

“Relevant Noteholders” means the Class A-4b Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-4b Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means The Bank of New York Mellon, in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if The Bank of New York Mellon is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 2014-1US Trust US$ Note Trust Deed dated 4 March 2014 between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 2014-1US Trust Series Supplement dated 4 March 2014 between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party A on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“USD-LIBOR-BBA” for an Interest Period will be calculated by the Agent Bank in accordance with paragraphs (a) and (b), as applicable, below.

(a)	on the second London/New York Business Day before the beginning of the Interest Period (a “US$ Floating Rate Set Date”) the Agent Bank will determine the rate “USD-LIBOR-BBA”, as the applicable Floating Rate Option under the 2006 ISDA Definitions of the International Swaps and Derivatives Association, Inc. (the “ISDA Definitions”), being the rate applicable to any Interest Period for one month deposits in US$ in the London inter bank market which appears on the Rate Page as of 11.00am, (London time) on the US$ Floating Rate Set Date; and

(b)	if the rate referred to in paragraph (a) does not appear on the Rate Page on the relevant US$ Floating Rate Set Date, the USD-LIBOR-BBA for that Interest Period will be determined as if the Issuer Trustee and the Agent Bank had specified “USD-LIBOR-Reference Banks”, as the applicable Floating Rate Option under the ISDA Definitions. For this purpose “USD-LIBOR-Reference Banks” means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US$ are offered by the Reference Banks (being four major banks in the London interbank market determined by the Agent Bank) at approximately 11.00am, London time, on the US$ Floating Rate Set Date to prime banks in the London interbank market for a period of one month commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Agent Bank will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the USD-LIBOR-BBA for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Agent Bank, at approximately 11.00am, New York City time, on that US$ Floating Rate Set Date for loans in US$ to leading European banks for a period of one month commencing on the first day of the Interest Period and in a Representative Amount. If no such rates are available in New York City, then the USD-LIBOR-BBA for such Interest Period will be the most recently determined rate in accordance with paragraph (a).

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

For any queries, please refer to the contacts below:

Contact Information:
FX Options and Bullion Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3432 Fax: + (613) 8699 6951
Interest Rate Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3216 Fax: + (613) 8699 6951
Credit Derivatives Confirmation	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3172 Fax: + (613) 8699 6951
Novations	Email: GlobalConfirmations@anz.com Phone: + (613) 8655 3420 Fax: + (613) 8699 6951
FX Options and Bullion Settlement	Email: CommodityandCurrencyOptionOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6951
Interest Rate Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952
Credit Derivatives Settlement	Email: DerivativeOperations@anz.com Phone: + (613) 8655 3156 Fax: + (613) 8699 6952
Fixed Interest Settlement and Confirmations	Email: ANZMktsOpsFIXEDINCOME@anz.com Phone: + (613) 8655 3267 Fax: 1 300 369 158 Australian clients Fax: + (613) 8581 5359 Non Australian clients

After hours support for Derivatives Enquiries & Settlement	Email: CLOLondon@anz.com Phone: + (4420) 3229-2071 Fax: + (613) 8699 6952